As filed with the Securities and Exchange Commission on February 25, 2026

File No. 333-191940

File No. 811-22906

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 56	☒
and/or
REGISTRATION STATEMENT
Under the INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 62	☒
(Check appropriate box or boxes)

Virtus Alternative Solutions Trust

(Exact Name of Registrant as Specified in Charter)
Area Code and Telephone Number: (800) 243-1574
101 Munson Street
Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)
Jennifer Fromm, Esq.
Vice President, Chief Legal Officer, Counsel and Secretary
Virtus Alternative Solutions Trust
One Financial Plaza
Hartford, Connecticut 06103-2608

(Name and Address of Agent for Service)

Copies of All Correspondence to:
Mark D. Perlow, Esq.
Dechert LLP
45 Fremont Street, 26th Floor

San Francisco, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 27, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _____________ or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
PROSPECTUS

February 27, 2026

TICKER SYMBOL BY CLASS

FUND	A	I
Virtus Duff & Phelps Select MLP and Energy Fund	VLPAX	VLPIX

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus Mutual Funds. Please read it carefully and retain it for future reference.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Mutual Funds

Table of Contents

FUND SUMMARY

This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. None of this prospectus, the statement of additional information (“SAI”) or any contract that is an exhibit to the fund’s registration statement is intended to give rise to any agreement or contract between the fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Virtus Duff & Phelps Select MLP and Energy Fund

Investment Objective

The fund has an investment objective of total return with a secondary objective of income.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 14 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.90%	0.90%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.58%	0.57%
Total Annual Fund Operating Expenses	1.73%	1.47%
Less: Fee Waiver and/or Expense Reimbursement(a)	(0.33)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.40%	1.15%

(a)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.40% for Class A Shares and 1.15% for Class I Shares through February 28, 2027. Prior to February 28, 2027, only the fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$685	$1,035	$1,408	$2,453
Class I	Sold or Held	$117	$433	$772	$1,730

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in securities of master limited partnerships (“MLPs”) and/or other equity securities in energy and energy-related industries. The fund invests in securities of C-corporations, MLPs, general partners of MLPs (“GPs”), and MLP-related securities with a primary focus on midstream energy infrastructure. The companies in which the fund invests engage in the transportation, storage, gathering, processing, treatment, refining, marketing, or distribution of natural gas, natural gas liquids, crude oil, chemicals, electricity and refined products, and/or the generation of electricity from coal, natural gas, nuclear, solar, water, wind, wood and other renewable sources.

MLP-related securities include MLP shares, limited liability companies (“LLCs”) that bear the economic characteristics of MLPs, midstream energy shipping companies structured similarly to MLPs, other companies focused on midstream energy infrastructure including energy-related yieldcos, and exchange-traded notes (“ETNs”) that derive their returns from a master limited partnership index. In determining whether a security is considered by the fund to be energy or energy-related, the subadviser primarily relies

Virtus Duff & Phelps Select MLP and Energy Fund	1

upon the issuer’s Global Industry Classification Standard (“GICS”) sector classification; those issuers classified by GICS as being in the energy sector (including renewable energy) and those issuers classified as being in the utility sector that also have substantial exposure to either midstream or renewable energy will be considered to be energy or energy-related. Although the fund’s 80% test does not require it, certain securities, such as LLCs that bear the economic characteristics of MLPs, may be considered by the fund to be both MLPs and energy or energy-related for the purposes of the 80% test.

The subadviser will utilize a deep fundamental, bottom-up approach to capture attractive total return potential and distribution growth opportunities across the energy infrastructure spectrum. The fund is not limited by market capitalizations or country exposure, and may invest in emerging markets issuers, although the subadviser expects that a vast majority of the portfolio will be invested in U.S. equities due to the nature of MLP and midstream energy investing.

As part of its total return strategy, the fund will generate both income and capital appreciation. The fund intends to be taxed as a registered investment company (“RIC”), and comply with all RIC-related restrictions including limiting its investments in qualified publicly-traded MLPs to 25%, thereby avoiding taxation as a C-corporation under the Internal Revenue Code. Qualification as a RIC also requires that at least 50% of the fund’s portfolio consist of positions that are less than 5% of the fund’s assets. There is no limit to investing in MLPs structured as C-corporations for tax purposes. The fund’s allocation to ETNs and/or structured notes will vary over time, has generally been in the 0-3% range, and will not exceed 10% of assets.

The fund is non-diversified under federal securities laws and will concentrate its investments in companies in energy and energy-related industries as defined above.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Energy Industry Concentration Risk: The fund’s investments are concentrated in the energy industry and events negatively affecting energy-related industries will cause the value of the fund’s shares to decrease, perhaps significantly.

> Master Limited Partnership (MLP) Risk: Investments in MLPs may be negatively impacted by tax law changes, changes in interest rates, the failure of the MLP’s parent or sponsor to make payments as expected, regulatory developments or other factors affecting the MLP’s underlying assets, which are typically in the natural resources and energy sectors.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Non-Diversification Risk: The fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Emerging Market Risk: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.

> Sanctions Risk: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

> Exchange-Traded Note (“ETN”) Risk: The value of an ETN may be more volatile than securities making up the index the ETN is designed to track. The costs to the fund of owning shares of an ETN may exceed those the fund would incur by investing directly in the underlying securities directly.

> Infrastructure-Related Risk: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations such as local economic and political conditions, regulatory changes, and environmental issues. Such a focus may cause a decrease in the fund’s value, perhaps significantly.

> Large Market Capitalization Companies Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

2	Virtus Duff & Phelps Select MLP and Energy Fund

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> MLP Affiliate Risk: The fund’s investments in securities issued by MLP affiliates may be negatively impacted by the MLPs’ results of operations, financial condition, cash flows or distributions.

> MLP Tax-Deferred Distribution Risk: A fund’s investments in MLPs may cause the fund to receive, and/or to pay to the fund’s shareholders, distributions that represent a return of capital.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

> RIC Compliance Risk: If the fund fails to qualify as a “regulated investment company” under the Internal Revenue Code, the fund’s expenses could increase, reducing its investment performance.

> Short-Term Investments Risk: The fund’s short-term investments may not provide the liquidity or protection intended or may prevent the fund from experiencing positive movements in the fund’s principal investment strategies.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q2:	40.39%	Worst Quarter:	2020, Q1:	-47.94%

Average Annual Total Returns (for the periods ended 12/31/25)

Class	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	3.53%	25.41%	11.51%
Return After Taxes on Distributions	1.27%	24.57%	10.92%
Return After Taxes on Distributions and Sale of Fund Shares	3.62%	20.95%	9.42%
Class A Shares
Return Before Taxes	-2.44%	23.71%	10.62%
Index
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
Alerian Midstream Energy Index (reflects no deduction for fees, expenses or taxes)	4.98%	23.82%	—

The FT Wilshire 5000 Index is a broad-based free-float market capitalization-weighted index that aims to capture 100% of the U.S. investable market capitalization. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Virtus Duff & Phelps Select MLP and Energy Fund	3

The Alerian Midstream Energy Index is a capped, float-adjusted, market capitalization-weighted index. The index is a broad-based composite of North American energy infrastructure companies that earn the majority of their cash flow from midstream activities involving energy commodities. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA”).

The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> Rodney C. Clayton, CFA, Managing Director and Portfolio Manager of Duff & Phelps. Mr. Clayton has served as a Portfolio Manager of the fund since February 2020.

> David D. Grumhaus, Jr., President and Chief Investment Officer at Duff & Phelps. Mr. Grumhaus has served as a Portfolio Manager of the fund since inception in 2015.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

The minimums may be reduced or waived in some circumstances. In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

4	Virtus Duff & Phelps Select MLP and Energy Fund

More Information About Investment Objectives and Principal Investment Strategies

The investment objectives and principal strategies of the fund are described in this section. The fund has a non-fundamental investment objective. A non-fundamental investment objective may be changed by the Board of Trustees of the fund without shareholder approval. If the fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that the fund will achieve its objective.

Please see the SAI for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the fund.

Virtus Mutual Funds	5

Virtus Duff & Phelps Select MLP and Energy Fund

Non-Fundamental Investment Objectives:

The fund has an investment objective of total return with a secondary objective of income.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in securities of master limited partnerships (“MLPs”) and/or other equity securities in energy and energy-related industries. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. The fund invests in securities of C-corporations, MLPs, general partners of MLPs (“GPs”), and MLP-related securities with a primary focus on midstream energy infrastructure. The companies in which the fund invests engage in the transportation, storage, gathering, processing, treatment, refining, marketing, or distribution of natural gas, natural gas liquids, crude oil, chemicals, electricity and refined products, and/or the generation of electricity from coal, natural gas, nuclear, solar, water, wind, wood and other renewable sources.

MLP-related securities include MLP shares, limited liability companies (“LLCs”) that bear the economic characteristics of MLPs, midstream energy shipping companies structured similarly to MLPs, other companies focused on midstream energy infrastructure including energy-related yieldcos, and exchange-traded notes (“ETNs”) that derive their returns from a master limited partnership index. In determining whether a security is considered by the fund to be energy or energy-related, the subadviser primarily relies upon the issuer’s Global Industry Classification Standard (“GICS”) sector classification; those issuers classified by GICS as being in the energy sector (including renewable energy) and those issuers classified as being in the utility sector that also have substantial exposure to either midstream or renewable energy will be considered to be energy or energy-related. Although the fund’s 80% test does not require it, certain securities, such as LLCs that bear the economic characteristics of MLPs, may be considered by the fund to be both MLPs and energy or energy-related for the purposes of the 80% test.

The subadviser will utilize a deep fundamental, bottom-up approach to capture attractive total return potential and distribution growth opportunities across the energy infrastructure spectrum. The fund is not limited by market capitalizations or country exposure, and may invest in emerging markets issuers, although the subadviser expects that a vast majority of the portfolio will be invested in U.S. equities due to the nature of MLP and midstream energy investing.

As part of its total return strategy, the fund will generate both income and capital appreciation. The fund intends to be taxed as a registered investment company (“RIC”), and comply with all RIC-related restrictions including limiting its investments in qualified publicly-traded MLPs to 25%, thereby avoiding taxation as a C-corporation under the Internal Revenue Code. Qualification as a RIC also requires that at least 50% of the fund’s portfolio consist of positions that are less than 5% of the fund’s assets. There is no limit to investing in MLPs structured as C-corporations for tax purposes. The fund’s allocation to ETNs and/or structured notes will vary over time, has generally been in the 0-3% range, and will not exceed 10% of assets.

The fund’s subadviser incorporates and integrates Environmental, Societal and Governance (“ESG”) factors into its investment analysis and decision-making processes consistent with the fund’s investment objectives and strategies. The subadviser’s consideration of ESG factors is intended to improve investment outcomes and decrease risk by identifying companies believed to have better operations, the ability to attract and retain the best talent, increased customer satisfaction and market share, and other means of increasing earnings and cash flow over the long term. By incorporating ESG into its fundamental analysis, the subadviser seeks to improve its understanding of the risks and opportunities that companies face. The subadviser has access to independent, third-party ESG research through Sustainalytics, ISS and Bloomberg, and may use these sources in addition to its own research.

The fund is non-diversified under federal securities laws and will concentrate its investments in companies in energy and energy-related industries as defined above.

Temporary Defensive Strategy: During periods of extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund’s assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks of Investing in the Fund” for information about the principal risks of investing in the fund and additional risks associated with investment techniques and fund operations.

6	Virtus Duff & Phelps Select MLP and Energy Fund

More Information About Risks of Investing in the Fund

The fund may not achieve its objectives, and the fund is not intended to be a complete investment program.

Generally, the value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or a subadviser expects. As a result, the value of your shares may decrease.

The risks of investing in the fund are identified in the below table and described in detail following the table. They include risks associated with the fund’s principal investment strategies, risks associated with additional investment techniques in which the fund is expected to engage, and risks associated with the fund’s operations. The risks are listed in alphabetical order, which is not necessarily indicative of importance.

Although the additional investment techniques in which the fund is expected to engage as of the date of this prospectus are indicated in the chart below, other techniques may be utilized from time to time. Many of the additional investment techniques that the fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.

Risks ● Principal Risks ○ Additional Risks	Virtus Duff & Phelps Select MLP and Energy Fund
Cybersecurity	○
Derivatives and Other Similar Transactions	●
Energy Industry Concentration	●
Equity Securities	●
Large Market Capitalization Companies	●
Small and Medium Market Capitalization Companies	●
ESG Consideration	○
Exchange-Traded Notes (“ETNs”)	●
Foreign Investing	●
Currency Rate	●
Emerging Market	●
Sanctions	●
Infrastructure-Related Investments	●
Liquidity	●
Market Volatility	●
Master Limited Partnership (“MLP”)	●
MLP Affiliate	●
MLP Tax-Deferred Distribution	●
Non-Diversification	●
Operational	○
Redemption	●
RIC Compliance	●
Short-Term Investments	●

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the fund is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the fund or its service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Substantial costs may be incurred in order to prevent future cybersecurity incidents. The use of cloud-based service providers could heighten or

Virtus Mutual Funds	7

change these risks. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as “derivatives” or “derivatives contracts”) are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the fund. In addition, some derivatives transactions may involve potentially unlimited losses.

Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted rules and regulations enacting provisions of the Dodd-Frank Act. Some requirements may directly impact the fund, including, for example, the CFTC’s rules that apply an aggregation standard for position limit purposes. Other requirements, even if not directly applicable to the fund (for example, limits or requirements imposed on the fund’s transaction counterparties), may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

Energy Industry Concentration

The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the energy-related industries in which the fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly. Energy-related industries have historically experienced price volatility. At times, the performance of investments in energy-related industries may lag the performance of other sectors or the market as a whole. Specific risks applicable to energy-related industries include fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy-related industries are subject to substantial government regulation, and changes in the regulatory environment for energy and energy-related companies may adversely impact their profitability.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

▪ Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

▪ Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

ESG Consideration

The fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not use such considerations. The relevance and weightings of specific ESG factors may vary across asset classes, sectors and strategies and no one factor is determinative. ESG factors are qualitative and

8	Virtus Mutual Funds

subjective by nature and there are significant differences in interpretations of what it means for a company to have positive or negative ESG factors. There is no guarantee that the factors utilized by the fund’s subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors analyzed by the subadviser may differ from the factors any particular investor considers relevant in evaluating ESG practices. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the fund may invest in companies that do not reflect the beliefs and values of any particular investor.

The ESG factors that may be evaluated as part of the fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require the fund to modify or alter its investment process with respect to ESG integration.

Exchange-Traded Notes (“ETNs”)

ETNs are unsecured, unsubordinated debt instruments that have characteristics and risks similar to those of fixed income securities and trade on an exchange in a manner similar to shares of ETFs. This type of security differs from typical bonds and notes, however, because ETN returns are based upon the performance of a market index minus applicable fees and expenses, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity or security. A fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the fund must sell some or all of its ETN holdings and the secondary market is weak, the fund might have to sell such holdings at a discount. If the fund holds its investment in an ETN until maturity, the issuer will give the fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to counterparty risk and debt instruments risks.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in the fund. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Currency Rate. Because the foreign securities in which the fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strengthening U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

▪ Emerging Market. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions and risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

▪ Sanctions. The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the fund’s liquidity and performance.

Infrastructure-Related Investments

Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Virtus Mutual Funds	9

Liquidity

Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

In addition to this, certain shareholders, including affiliates of a fund’s investment adviser and/or subadviser(s), may from time to time own or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their shares of the fund may increase the fund’s liquidity risk by causing the fund to have to sell securities at an unfavorable time and/or price.

Market Volatility

The value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the fund is regulated, which could limit or preclude the fund’s ability to achieve its investment objective. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, inflation, rapid interest rate changes, supply chain disruptions, sanctions, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

Master Limited Partnership (“MLP”)

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.

Certain MLPs in which a fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the fund, would be adversely affected.

MLP Affiliate

The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.

MLP Tax-Deferred Distribution

Because an MLP is treated as a partnership for federal income tax purposes, holders of its equity are taxed on their allocable share of income from the MLP rather than distributions received from the MLP. Many MLPs make cash distributions in excess of their taxable income. The excess of distributions over income reduces the partners’ tax basis in their equity interest in the MLP. Accordingly, the tax on such distributions may be deferred until the MLP interest is sold. Similarly, if a fund makes distributions to its shareholders in excess of its taxable income, such excess will represent a return of capital that reduces shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each shareholder sells its shares.

Non-Diversification

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the fund takes concentrated positions in a small number of issuers, the fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.

Operational

An investment in the fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the fund. While the fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the fund.

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Redemption

The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

RIC Compliance

The fund’s investment in MLPs presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, a designation which allows the fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the fund fails to qualify as a RIC, the fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the fund’s expenses will reduce its performance and its income available for distribution to shareholders.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the fund.

Management of the Fund

The Adviser

Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), located at One Financial Plaza, Hartford, Connecticut 06103, serves as the investment adviser to the fund. VIA, an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business, acts as the investment adviser for over 100 mutual funds. VIA has acted as an investment adviser for over 80 years. As of December 31, 2025, VIA had approximately $51.7 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser and recommending its hiring, termination and replacement.

VIA has appointed and oversees the activities of the subadviser for the fund. The subadviser manages the investments of the fund to conform with its investment policies as described in this prospectus.

Management Fees

The Fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

	First $1 billion	$1+ billion
Virtus Duff & Phelps Select MLP and Energy Fund	0.90%	0.85%

In the fund’s last fiscal year, the fund paid a fee to its investment adviser at a rate of 0.90% of average net assets.

Out of its investment management fee, VIA pays the subadviser a subadvisory fee. For its services to the fund, Duff & Phelps receives as its subadvisory fee 50% of the net investment management fee.

The Subadviser

Duff & Phelps, an affiliate of VIA, is located at 10 South Wacker Drive, 19th Floor, Chicago, IL 60606. Duff & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of December 31, 2025, Duff & Phelps managed approximately $12.8 billion in regulatory assets under management.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for the fund is available in the fund’s Financials Report filed on Form N-CSR covering the period from November 1, 2024 through April 30, 2025.

The fund operates under a “manager of managers” structure, in which the Adviser provides general management services to the fund, including overall supervisory responsibility for the general management and investment of the fund’s assets, and the Adviser has the ultimate responsibility, subject to oversight by the fund’s Board of Trustees, to oversee the fund’s subadviser and recommend its hiring, termination and replacement.

The fund and the Adviser have received shareholder approval to rely on an exemptive order from the SEC that permits the Adviser, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of the fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

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Duff & Phelps

Fund	Portfolio Managers
Virtus Duff & Phelps Select MLP and Energy Fund	Rodney C. Clayton, CFA (since February 2020) David D. Grumhaus, Jr. (since September 2015)

Rodney C. Clayton, CFA. Mr. Clayton serves as Managing Director and Portfolio Manager for Infrastructure at Duff & Phelps. He is a portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund and all Global Listed Infrastructure strategies managed by Duff & Phelps. In addition, he is a portfolio manager for the Virtus Duff & Phelps Select MLP and Energy Fund. Prior to joining Duff & Phelps in 2016, Mr. Clayton was a senior manager due diligence analyst at UBS Financial Services and an equity research analyst at J.P. Morgan Securities.

David D. Grumhaus, Jr. Mr. Grumhaus, President, and Chief Investment Officer of Duff & Phelps. Mr. Grumhaus has served as a Portfolio Manager of the fund since inception in September 2015. Prior to joining Duff & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., and William Blair & Company, LLC. Mr. Grumhaus began his career in the investment industry in 1989.

Please refer to the SAI for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

12	Virtus Mutual Funds

Pricing of Fund Shares

How is the Share Price determined?

The Board of Trustees has adopted a valuation policy and approved procedures for determining the value of investments of the fund. Pursuant to the valuation policy and Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

The fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

▪ adding the values of all securities and other assets of the fund;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as investment advisory fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of the fund is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. The fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If the fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the fund calculates its NAV at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

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At what price are shares purchased?

All investments received by the fund’s authorized agents in good order prior to the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) will be executed based on that day’s NAV; investments received by the fund’s authorized agent in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of the fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the fund’s NAV is calculated following the dividend record date.

Sales Charges

An investor may be required to pay commissions and/or other forms of compensation to a broker for transactions in any share class, which are not reflected in the disclosure in this section.

What are the classes and how do they differ?

The fund offers two classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” in the fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the fund has adopted a distribution plan allowed under Rule 12b-1 of the 1940 Act, that authorizes the fund to pay distribution and service fees (“Rule 12b-1 Fees”) for the sale of its shares and for services provided to shareholders.

The Rule 12b-1 Fees for each class of the fund are as follows:

Fund	Class A	Class I
Virtus Duff & Phelps Select MLP and Energy Fund	0.25%	None

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are appropriate for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoints.

To determine your eligibility for a sales charge discount on Class A Shares, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse, domestic partner, children and minor grandchildren.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.

Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver and to make certain all involved parties have the necessary data. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” Intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact Virtus Fund Services by calling toll-free 800-243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) in an amount equal to 1.00% may be imposed on certain redemptions (including exchanges into the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund) of purchases of $1,000,000 or more of Class A Shares within 18 months of a finder’s fee being paid on such shares. Finder’s fees are paid only on eligible purchases of at least $1 million and will not be paid on purchases for which the financial intermediary involved does not provide the information necessary for the fund’s Transfer Agent to identify the purchase as eligible. To determine whether the required information was provided and/or a finder’s fee was paid on your investment, contact your financial intermediary or call the Transfer Agent toll-free at 800-243-1574. No front-end sales load is applied to purchases of $1,000,000 or more.

The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first in order to minimize the instances in which the CDSC will be charged. If you transact in Class A Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

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Class I Shares. Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the fund’s distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, a subadviser or their affiliates, and to Trustees of the fund and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. If you transact in Class I Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Initial Sales Charge Alternative—Class A Shares. The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).

Sales Charge you may pay to purchase Class A Shares

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a percentage of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Gifting of Shares, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions.

Combination Purchase Privilege. Your purchase of any class of shares of this fund or any other Virtus Mutual Fund (other than Class A Shares of the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this fund or any other Virtus Mutual Fund, (other than Class A Shares of the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund) if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation. The value of your account(s) in any class of shares of this fund or any other Virtus Mutual Fund, (other than Class A Shares of the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Gifting of Shares. If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of this fund or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the fund’s right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Virtus Mutual Funds	15

Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, as described below.

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the fund:

(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable fund’s Adviser, subadviser or Distributor;

(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5) Any qualified retirement plan exclusively for persons described above;

(6) Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from Phoenix Life Insurance Company (“PNX”), as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open- or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (see Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers);

(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code (the “Code”)), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18) Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers.)

Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

CDSC you may pay on Class A Shares

Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC in an amount equal to 1.00% if they redeem their shares or exchange into the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund within 18 months of a finder’s fee being paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.

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Class A Shares CDSC Reductions and Waivers

The CDSC is waived on the redemption (sale) of Class A Shares if the redemption is made:

(a) within one year of death;

(i) of the sole shareholder on an individual account,

(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv) of the “grantor” on a trust account;

(b) within one year of disability, as defined in Code Section 72(m)(7);

(c) as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus;

(d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e) based on the exercise of exchange privileges among Class A Shares of this fund or any of the Virtus Mutual Funds;

(f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g) based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal” in this prospectus for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary offering them. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section, provided that they do not exceed the maximum sales charge listed. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.

Compensation to Dealers

Class A Shares and Class I Shares Only

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

Dealers and other entities that enter into special arrangements with the Distributor or the fund’s transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of this fund. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the fund for providing certain recordkeeping and related services to this fund or its shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC of 1.00% may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions (including exchanges into the Ultra-Short Bond Funds) within 18 months of a finder’s fee being paid. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will

Virtus Mutual Funds	17

also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. (For the exact rate for your fund(s), please refer to the chart in the section of this prospectus entitled “Sales Charges” under “What are the classes and how do they differ?”) VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the fund for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Our Products section, go to the “Mutual Funds” tab and click on the link for Breakpoint (Volume) Discounts.

Your Account

Opening an Account

Your financial professional can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

▪ Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

▪ Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

▪ Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the fund; however, the fund generally does not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.

Step 1

Your first choice will be the initial amount you intend to invest in the fund.

Minimum initial investments applicable to Class A Shares:

▪ $100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See “Investor Services and Other Information” for additional details.)

▪ There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

▪ $2,500 for all other accounts.

Minimum additional investments applicable to Class A Shares:

▪ $100 for any account.

▪ There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum initial investments applicable to Class I Shares:

▪ $100,000 for any account for qualified investors. (Call Virtus Fund Services at 800-243-1574 for additional details.)

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There is no minimum additional investment requirement applicable to Class I Shares.

The minimums may be reduced or waived in some circumstances.

Step 2

Your second choice will be what class of shares to buy. Each share class, except Class I Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial professional can help you pick the share class that makes the most sense for your situation.

Step 3

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

▪ Receive both dividends and capital gain distributions in additional shares;

▪ Receive dividends in additional shares and capital gain distributions in cash;

▪ Receive dividends in cash and capital gain distributions in additional shares; or

▪ Receive both dividends and capital gain distributions in cash. No interest will be paid on uncashed distribution checks.

The fund reserves the right to refuse any purchase order for any reason. The fund will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. The fund further reserves the right to close an account (or to take such other steps as the fund or its agents deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The fund has no specific procedures governing such account transfers.

Listing a Trusted Contact

For shareholders who have a mutual fund account directly with Virtus, you have the option of adding a Trusted Contact to our records. The Trusted Contact is someone you authorize us to contact to address any concerns about fraudulent activity or financial exploitation; to inquire about your status as an active shareholder; and/or to disclose account activity or account details if necessary for protecting your account assets.

The Trusted Contact is not permitted to execute transactions or make changes to your account. Other than the shareholder, only the named financial professional of record on the account, or a Power of Attorney/guardian/conservator who is named on the account or has submitted instructions, signed in capacity with a Medallion Guarantee, are permitted to execute transactions or make account changes. Your Trusted Contact must be at least 18 years of age, and should not be your financial professional of record or an individual who is already named on the account.

How to Buy Shares

To Open An Account

▪ Through a financial professional: Contact your financial professional. Some financial professionals may charge a fee and may set different minimum investments or limitations on buying shares.

▪ Through the mail: Complete a new account application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.

▪ Through express delivery: Complete a new account application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, Attn. 534470 AIM 154-0520, 500 Ross Street, Pittsburgh, PA 15262.

▪ By Federal Funds wire: Call us at 800-243-1574 (press 1, then 0).

▪ By Systematic Purchase: Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.

▪ By telephone exchange: Call us at 800-243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the fund’s Transfer Agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the fund’s Transfer Agent or an authorized agent, each in legible form. However, the fund, its Transfer Agent or other authorized agent may consider a request to be not in good order even after receiving all required information if any of them suspects that the request is fraudulent or otherwise not valid.

The fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the fund’s behalf.

The fund reserves the right to refuse any purchase order that may disrupt the efficient management of the fund.

Virtus Mutual Funds	19

How to Sell Shares

To Sell Shares

▪ Through a financial professional: Contact your financial professional. Some financial professionals may charge a fee and may set different minimums on redemptions of accounts.

▪ Through the mail: Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

▪ Through express delivery: Send a letter of instruction to: Virtus Mutual Funds, Attn. 534470 AIM 154-0520, 500 Ross Street, Pittsburgh, PA 15262. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

▪ By telephone: For sales up to $50,000, requests can be made by calling 800-243-1574.

▪ By telephone exchange: Call us at 800-243-1574 (press 1, then 0).

You have the right to have the fund buy back shares at the NAV next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. In the case of certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees.

Regardless of the method used by the fund for payment (e.g., check, wire or electronic transfer (ACH)), payment for shares redeemed will normally be sent one business day after the request is received in good order by the transfer agent, or one business day after the trade has settled for trades submitted through the NSCC, but will in any case be made within seven days after tender. The fund expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit, or participating in an interfund lending program in reliance on exemptive relief from the SEC. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, any shareholder who purchases shares via check and then requests to redeem those shares will not be entitled to, and the Transfer Agent will not mail, redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.

If you are 65 years of age or older, or if we have reason to believe you have a mental or physical impairment that restricts you from protecting your own financial interests, we may temporarily delay the release of redemption proceeds from your account if we reasonably believe that you have been the victim of actual or attempted financial exploitation.

Notice of this temporary delay will be provided to you, and the delay will be for no more than 15 business days while we conduct a review of the suspected financial exploitation. Contacting your Trusted Contact, if you have selected one, may be part of the review. (See “Listing a Trusted Contact” in the section, “Your Account”.)

We may delay an additional 10 business days if we reasonably believe that actual or attempted financial exploitation has occurred or will occur. At the expiration of the delay, if we have not concluded that such exploitation has occurred, the proceeds will be released to you.

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the fund.

Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Even after all required documents have been received, a redemption request may not be considered in good order by the fund, its Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at 800-243-1574.

Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial professional.

As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the fund’s Transfer Agent at 800-243-1574.

Redemptions by Mail

 If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if both of these apply:

▪ The proceeds do not exceed $50,000.

▪ The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

20	Virtus Mutual Funds

▪ You are selling more than $50,000 worth of shares.

▪ The name or address on the account has changed within the last 30 days.

▪ You want the proceeds to go to a different name or address than on the account.

 If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at 800-243-1574.

The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine. The fund, its Transfer Agent and its other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)

Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.

Payment of Redemptions In Kind

To the extent consistent with state and federal law, each Virtus Mutual Fund may make payment of the redemption price either in cash or in kind. However, the fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. The fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind generally will receive a pro rata share of the fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.

Account Policies

Account Reinstatement Privilege

Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. You can call Virtus Mutual Funds at 800-243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.

Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, the fund reserves the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your account has been in existence for at least one year and your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Virtus Mutual Funds	21

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

Returned/Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable” or you do not respond to mailings with regard to uncashed distribution checks, your dividends or any other distribution may be automatically reinvested in additional shares of the fund and any systematic withdrawal plan will be stopped.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV at the earliest date practicable after the waiting period. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

Inactive Accounts

As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the fund or its agents may be required to transfer the assets to your state under the state’s abandoned property law.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial professional; by calling 800-243-4361; or on the Internet at virtus.com.

▪ You generally may exchange shares of one fund for an equivalent dollar value of the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares) on the basis of the relative NAVs per share at the time of the exchange. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

▪ Class A Shares of the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund are exchangeable at net asset value plus the applicable sales charge of the Class A Shares into which you are exchanging. Please note, however, that exchanges into the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund may be subject to a CDSC in the event that a finder’s fee was paid on the shares you are exchanging. See the “CDSC you may pay on Class A Shares” section of this prospectus for additional information. In the event that you are charged such a CDSC and later exchange your shares of the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund for shares of another Virtus Mutual Fund, your shares of that Virtus Mutual Fund will not be subject to a sales charge or finder’s fee.

▪ Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470).

▪ The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been made in connection with the Systematic Exchange privilege described elsewhere in the prospectus.

▪ Exchanges will be based upon each fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply (except for exchanges into the Class A Virtus Seix U.S. Government Securities Ultra-Short Bond Fund). For Class A shares of all Virtus fixed income funds, the CDSC is 0.50% (except Virtus Convertible Fund which has a 1.00% CDSC, and the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund which does not have CDSC); for Class A shares of all other Virtus Mutual Funds, the CDSC is 1.00%.

▪ The exchange of shares of one fund for shares of a different fund is treated as a sale of the original fund’s shares for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

▪ Financial intermediaries are permitted to initiate exchanges from one class of the fund into another class of the same fund if, among other things, the financial intermediary agrees to follow procedures established by the fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the fund, the Distributor or the Transfer Agent. The fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of the fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of the fund into another class of the same fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary (if applicable) and the shareholder’s tax professional regarding the treatment of any specific exchange carried out under the terms of this subsection.

22	Virtus Mutual Funds

Disruptive Trading and Market Timing

The fund is not appropriate for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of the fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others exchange into the fund at prices that are below the true value or exchange out of the fund at prices that are higher than the true value;

▪ an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

▪ reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the fund (or the underlying funds as applicable), may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted a policy to safeguard against market timing designed to discourage Disruptive Trading. The Board of Trustees has adopted this policy as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that the fund’s transfer agent believes, in the exercise of its judgment, are not disruptive. The fund also may permit purchases and redemptions by funds of funds that the fund’s transfer agent believes, in the exercise of its judgment, are not disruptive. Considerations such as the size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policy regarding excessive trading activity. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under the fund’s market timing policy, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the fund may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.

Virtus Mutual Funds	23

Cost Basis Reporting

When you redeem fund shares, the fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form, cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

The fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in the fund account, the fund’s default method (or the method you have selected by notifying the fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the relevant fund at 800-243-1574 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax adviser concerning the application of these rules to your investment in the fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in the shares of the fund acquired prior to January 1, 2012 as this information will not be reported to you by the fund and may not be reported to you by your financial intermediary.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. If the conditions described in the “Exchanges” section of this prospectus have been met, shares of one Virtus Mutual Fund may be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800-243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Disclosure of Fund Portfolio Holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI.

Availability and Delivery of Fund Documents. Fund documents such as this prospectus are available for download from the Our Products section of virtus.com, or you may request paper copies of such documents at any time by calling 800-243-1574. The fund will not charge you a fee for paper copies of fund documents, although the fund will incur additional expenses when printing and mailing them, and fund expenses pass indirectly to all shareholders.

Tax Status of Distributions

The fund plans to make distributions from net investment income semiannually and to distribute net realized capital gains, if any, at least annually.

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are generally taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, which are distributed to shareholders and which are reported by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local, and other applicable taxes.

24	Virtus Mutual Funds

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Financial Highlights

  This table is intended to help you understand the fund’s financial performance for the past five years. Some of this information reflects financial information for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s reports, together with the fund’s financial statements, are included in the fund’s most recent Financials Report filed on Form N-CSR, which is available upon request.

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	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions
Virtus Duff & Phelps Select MLP and Energy Fund
Class A
11/1/24 to 10/31/25	$15.72	0.17	0.65	0.82	(0.32)	—	(0.15)	(0.47)
11/1/23 to 10/31/24	11.61	0.14	4.41	4.55	(0.14)	(0.30)	—	(0.44)
11/1/22 to 10/31/23	11.75	0.06	0.18	0.24	(0.29)	(0.09)	—	(0.38)
11/1/21 to 10/31/22	9.37	0.04	2.69	2.73	—	(0.35)	—	(0.35)
11/1/20 to 10/31/21	5.19	(0.01)	4.49	4.48	(0.08)	(0.22)	—	(0.30)
Class I
11/1/24 to 10/31/25	$15.54	0.21	0.65	0.86	(0.36)	—	(0.15)	(0.51)
11/1/23 to 10/31/24	11.45	0.16	4.36	4.52	(0.14)	(0.29)	—	(0.43)
11/1/22 to 10/31/23	11.59	0.09	0.17	0.26	(0.31)	(0.09)	—	(0.40)
11/1/21 to 10/31/22	9.22	0.09	2.62	2.71	—	(0.34)	—	(0.34)
11/1/20 to 10/31/21	5.10	0.02	4.42	4.44	(0.08)	(0.24)	—	(0.32)

26	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)		Ratio of Gross Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover Rate

0.35	$16.07	5.21%	$25,068	1.40%		1.73%	1.00%	61%
4.11	15.72	39.47	19,380	1.40		1.73	1.04	46
(0.14)	11.61	2.16	8,600	1.44	(6)	1.73	0.52	44
2.38	11.75	29.24	8,668	1.42	(6)	1.60	0.34	43
4.18	9.37	86.75	2,117	1.40		2.02	(0.14)	49

0.35	$15.89	5.53%	$17,663	1.15%		1.47%	1.25%	61%
4.09	15.54	39.79	22,576	1.15		1.48	1.22	46
(0.14)	11.45	2.36	21,326	1.19	(6)	1.49	0.76	44
2.37	11.59	29.48	25,578	1.17	(6)	1.36	0.90	43
4.12	9.22	87.52	22,478	1.15		1.78	0.28	49

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)

Total Return is calculated based on the NAV at which shareholder transactions were processed, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report.

(4)	The Fund will also indirectly bear their prorated share of expenses of any underlying fund in which they invest. Such expenses are not included in the calculation of this ratio.
(5)	Net investment income ratios do not reflect the proportionate share of income and expenses of the underlying funds in which the fund invests.
(6)	Net expense ratio includes extraordinary proxy expenses.

Virtus Mutual Funds	27

This Appendix A is part of, and is incorporated into, the prospectus.

Appendix A

Intermediary Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts. Please see the section entitled “Sales Charges – What arrangement is best for you?” for more information on sales charges and waivers available for different classes.

Ameriprise Financial

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

▪ Transaction size breakpoints, as described in this prospectus or the SAI.

▪ Rights of accumulation (ROA), as described in this prospectus or the SAI.

▪ Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

Shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus:

▪ shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

▪ shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

▪ shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

▪ shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

▪ shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

▪ shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

CDSC waivers on Class A shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

▪ redemptions due to death or disability of the shareholder

▪ shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

▪ redemptions made in connection with a return of excess contributions from an IRA account

▪ shares purchased through a Right of Reinstatement (as defined above)

▪ redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

28	Virtus Mutual Funds

Effective on or after August 23, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Virtus Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

▪ Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

▪ The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Virtus Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

▪ The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

▪ ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

▪ Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

▪ If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

▪ Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

▪ Shares purchased in an Edward Jones fee-based program.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

▪ Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

▪ The redemption and repurchase occur in the same account.

▪ The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

▪ Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

▪ Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

Virtus Mutual Funds	29

▪ The death or disability of the shareholder.

▪ Systematic withdrawals with up to 10% per year of the account value.

▪ Return of excess contributions from an Individual Retirement Account (IRA).

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

▪ Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

▪ Shares exchanged in an Edward Jones fee-based program.

▪ Shares acquired through NAV reinstatement.

▪ Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

▪ Initial purchase minimum: $250

▪ Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

▪ A fee-based account held on an Edward Jones platform.

▪ A 529 account held on an Edward Jones platform.

▪ An account with an active systematic investment plan or LOI.

Exchanging Share Classes

▪ At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or the SAI.

Front-end Sales Charge* Waivers on Class A Shares available at Janney

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

▪ Shares acquired through a right of reinstatement.

▪ Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Class A Shares and Class C Shares available at Janney

▪ Shares sold upon the death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this prospectus.

▪ Shares purchased in connection with a return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

▪ Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

▪ Shares acquired through a right of reinstatement.

30	Virtus Mutual Funds

▪ Shares exchanged into the same share class of a different fund.

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

*Also referred to as an “initial sales charge.”

J.P. Morgan Securities LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

▪ Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

▪ Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

▪ Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

▪ Shares purchased through rights of reinstatement.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

▪ A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

▪ Shares sold upon the death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

▪ Shares purchased in connection with a return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

▪ Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

▪ Breakpoints as described in the prospectus.

▪ Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

▪ Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Virtus Mutual Funds	31

Merrill Lynch (“Merrill”)

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers available at Merrill

▪ Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

▪ Shares purchased through a Merrill investment advisory program.

▪ Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

▪ Shares purchased through the Merrill Edge Self-Directed platform

▪ Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

▪ Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

▪ Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

▪ Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

▪ Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares available at Merrill

▪ Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

▪ Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

▪ Shares sold due to return of excess contributions from an IRA account

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

▪ Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts on Class A Shares Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

▪ Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

▪ Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

▪ Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

32	Virtus Mutual Funds

Morgan Stanley

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

▪ Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

▪ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

▪ Shares purchased through a Morgan Stanley self-directed brokerage account.

▪ Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within ninety (90) days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at OPCO

▪ Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

▪ Shares purchased by or through a 529 Plan.

▪ Shares purchased through a OPCO affiliated investment advisory program.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

▪ A shareholder in the fund’s Class C shares will have their shares exchanged at net asset value into Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of OPCO.

▪ Employees and registered representatives of OPCO or its affiliates and their family members.

▪ Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on Class A Shares and Class C Shares available at OPCO

▪ Death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this prospectus.

▪ Return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS guidance.

▪ Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

▪ Shares acquired through a right of reinstatement.

Front-end Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

Virtus Mutual Funds	33

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each such entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

▪ Shares purchased in an investment advisory program.

▪ Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

▪ A shareholder in a fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A Shares and Class C Shares available at Raymond James

▪ Death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this prospectus.

▪ Return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.

▪ Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

▪ Shares acquired through a right of reinstatement.

Front-end Load Discounts on Class A Shares Available at Raymond James: Breakpoints, and/or Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

Robert W. Baird & Co. (“Baird”)

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

▪ Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

▪ Shares purchased within 90 days following a redemption from an Virtus Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

▪ A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

▪ Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A Shares and Class C Shares Available at Baird

▪ Shares sold due to death or disability of the shareholder

▪ Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

▪ Shares bought due to returns of excess contributions from an IRA Account

34	Virtus Mutual Funds

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

▪ Shares sold to pay Baird fees but only if the transaction is initiated by Baird

▪ Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

▪ Breakpoints as described in this prospectus

▪ Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Virtus assets held by accounts within the purchaser’s household at Baird. Eligible Virtus assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

▪ Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Virtus funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares available at Stifel

▪ Class C shares that have been held for more than seven (7) years will be exchanged for Class A shares of the same fund pursuant to Stifel’s policies and procedures without the imposition of a front-end sales load.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

▪ Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisors’ employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

▪ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

▪ Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts.

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

▪ Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

▪ Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

▪ Gift of shares will not be considered when determining breakpoint discounts.

All other sales charge waivers and reductions described elsewhere in this prospectus or the SAI still apply.

Virtus Mutual Funds	35

Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

ADDITIONAL INFORMATION You can find more information about the fund in the following documents:

Appendix A – Intermediary Sales Charge Discounts and Waivers

Appendix A – Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase fund shares through a specific intermediary. Appendix A is incorporated by reference and is legally part of this prospectus.

Annual, Semiannual and Financials Reports Annual, semiannual and financials reports contain more information about the fund’s investments. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during the last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI) The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Our Products section of virtus.com, or you can request copies by calling Virtus Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the fund or to make shareholder inquiries.

Information about the fund (including the SAI) is available on the EDGAR database on the SEC’s website at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by electronic request at publicinfo@sec.gov.

Virtus Fund Services: 800-243-1574

Daily NAV Information The daily NAV for the fund may be obtained from the Our Products section of virtus.com.

Investment Company Act File No. 811-22906
8034	2-26

Virtus Alternative Solutions Trust

101 Munson Street

Greenfield, MA 01301

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2026

Virtus Alternative Solutions Trust (the “Trust”) is an open-end management investment company issuing shares in 3 separate series or “Funds.” This Statement of Additional Information (“SAI”) relates to the Class A and Class I shares of the Virtus Duff & Phelps Select MLP and Energy Fund (the “Fund”) of the Trust.

TICKER SYMBOL BY CLASS
FUND	A	I
Virtus Duff & Phelps Select MLP and Energy Fund	VLPAX	VLPIX

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Fund dated February 27, 2026, as described below and as supplemented and amended from time to time. The Fund’s Prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to the Fund have been incorporated by reference into the Fund’s Prospectus. The portions of this SAI that do not relate to the Fund do not form a part of the Fund’s SAI, have not been incorporated by reference into the Fund’s Prospectuses and should not be relied upon by investors in the Fund.

The Prospectus may be obtained by downloading it from virtus.com; by calling VP Distributors, LLC at 800.243.1574; or by writing to the Distributor at One Financial Plaza, Hartford, CT 06103.

Capitalized terms used and not defined herein have the same meanings as those used in the Prospectus.

The audited financial statements appear in the Fund’s Financials Report for its most recent fiscal year ended October 31, 2025. The financial statements from the foregoing Financials Report are incorporated herein by reference. Shareholders may obtain a copy of the Financials Report dated October 31, 2025, without charge, by calling 800.243.1574 or by downloading it from virtus.com.

Transfer Agent: 800.243.1574
Adviser Consulting Group: 800.243.4361
Telephone Orders: 800.367.5877
Web Site: virtus.com

Table of Contents

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectuses do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY

1933 Act	The Securities Act of 1933, as amended
1940 Act	The Investment Company Act of 1940, as amended
ACH

Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions

Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC
ADRs	American Depositary Receipts
ADSs	American Depositary Shares

Adviser	The investment adviser to the Fund, Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.)
BNY	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent and sub-transfer agent for the Fund

Board	The Board of Trustees of Virtus Alternative Solutions Trust (also referred to herein as the “Trustees”)
CCO	Chief Compliance Officer
CDRs	Continental Depositary Receipts (another name for EDRs)
CDSC	Contingent Deferred Sales Charge
CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures
CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures
Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes

Custodian	The custodian of the Fund’s assets, The Bank of New York Mellon
Distributor	The principal underwriter of shares of the Fund, VP Distributors, LLC

Duff & Phelps	Duff & Phelps Investment Management Co., subadviser to Select MLP and Energy Fund
EDRs	European Depositary Receipts (another name for CDRs)
ETFs	Exchange-traded Funds
ETNs	Exchange-traded Notes
FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FHLMC and the twelve Federal Home Loan Banks

FHLMC

Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders

FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors
Fitch	Fitch Ratings, Inc.
FNMA

Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development

Fund Complex	The group of Funds sponsored by Virtus and managed by the Adviser or its affiliates, including the Virtus Funds and certain other closed-end funds

Fund	The series of the Trust discussed in this SAI

GDRs	Global Depositary Receipts
GICs	Guaranteed Investment Contracts
GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, which is a wholly-owned United States Government corporation within the Department of Housing and Urban Development
IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
Independent Trustees	Those members of the Board who are not “interested persons” as defined by the 1940 Act
IRA	Individual Retirement Account
IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code

Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value, which is the per-share price of a Fund
NYSE	New York Stock Exchange
OCC	Options Clearing Corporation, a large equity derivatives clearing corporation
PERLS	Principal Exchange Rate Linked Securities
PNX	Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates

Prospectuses	The prospectuses for the Fund, as amended from time to time

PwC	PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Trust

RIC

Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes on income and capital gains distributed (or deemed to be distributed) to its shareholders

S&P	S&P Global Ratings
S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested
SAI	Statement of Additional Information, such as this document, which is a part of a mutual fund registration statement
SEC	U.S. Securities and Exchange Commission
Select MLP and Energy Fund	Virtus Duff & Phelps Select MLP and Energy Fund
SIFMA	Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States
SMBS	Stripped Mortgage-backed Securities
SOFR	Secured Overnight Financing Rate

Subadviser	Duff & Phelps Investment Management Co.

Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC
Treasury Regulations	The Treasury Regulations promulgated under the Code
Trust	Virtus Alternative Solutions Trust

VIA	Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.), the Adviser to the Fund

VFS	Virtus Fund Services, LLC, the Administrator and Transfer Agent of the Trust

Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent, Duff & Phelps, and Virtus Partners, Inc.
Virtus Funds

The family of funds consisting of the Fund, the other series in the Trust, The Merger Fund®, The Merger Fund® VL, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Event Opportunities Trust, the series of Virtus Investment Trust, the series of Virtus Opportunities Trust, the series of Virtus Strategy Trust, the series of Virtus Variable Insurance Trust, and certain affiliated closed-end funds

Virtus Mutual Funds

The family of open-end funds consisting of the Fund, the other series in the Trust, The Merger Fund®, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Event Opportunities Trust, the series of Virtus Investment Trust, the series of Virtus Opportunities Trust, and the series of Virtus Strategy Trust

VP Distributors	VP Distributors, LLC, the Trust’s Distributor
World Bank	International Bank for Reconstruction and Development, an international financial institution that provides loans to developing countries for capital programs

GENERAL INFORMATION AND HISTORY

The Trust’s Prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The investment objectives for the Fund are non-fundamental policies of the Fund and may be changed without shareholder approval upon 60 days notice. The following discussion supplements the disclosure in the Prospectus.

Fund	Investment Objective

Select MLP and Energy Fund	The fund has an investment objective of total return with a secondary objective of income.

Capital Stock and Organization of the Trust

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series called Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders of the Funds. The Board will call a meeting of shareholders of a Fund when at least 10% of the outstanding shares of that Fund so request in writing. If the Board fails to call a meeting after being so notified, the shareholders may call the meeting. The Board will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Board as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.

As a Delaware statutory trust, the Trust’s operations are governed by its Agreement and Declaration of Trust dated October 21, 2013. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware, and a copy of the Trust’s Agreement and Declaration of Trust, as amended, has been filed with the SEC as an exhibit to the Trust’s registration statement. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust by reason of a claim or demand relating to such person being or having been a shareholder (as opposed to such person’s acts or omissions), and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Under the Agreement and Declaration of Trust, any suit, action or proceeding brought by or in the right of any Fund shareholder or based on any matter arising out of or in connection with the Declaration of Trust or the Trust, must be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. A shareholder is deemed to consent to the jurisdiction of such courts. However, this restriction shall not apply to, or in any way limit, the rights of shareholders with respect to matters or claims arising under the federal securities laws.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).

Pursuant to the Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for the Fund.

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of the Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Subject to shareholder approval (if then required), the Trustees may authorize the Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Diversification of the Fund

The Fund is non-diversified under the 1940 Act. The Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a RIC under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

Fund Name and Investment Policies

The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

Portfolio Turnover

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of the Fund’s shares and by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rate for the Fund is set forth in its summary prospectus and under “Financial Highlights” in the Prospectus.

Disclosure of Portfolio Holdings

The Trustees of the Trust have adopted a policy with respect to the protection of certain non-public information which governs disclosure of the Fund’s portfolio holdings. This policy provides that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

Public Disclosures

In accordance with rules established by the SEC, the Fund will make available a financials report that contains a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT, which is filed with the SEC within 60 days of quarter end. The Fund’s financial statements and the holdings filed with Form N-PORT are available on Virtus’ Web site at virtus.com. The Fund also makes publicly available on Virtus’ Web site a full listing of portfolio holdings at the Administrator’s discretion. The Fund also provides publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Trust and/or the Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policy provides that non-public disclosures of the Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information is subject to a duty of confidentiality. Federal law also prohibits recipients of non-public portfolio holdings information from trading on such information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Fund’s Board and/or the Fund’s Administrator, the Fund will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	VIA	Daily, with no delay
Subadviser (Select MLP and Energy Fund)	Duff & Phelps	Daily, with no delay

Administrator	VFS	Daily, with no delay
Distributor	VP Distributors	Daily, with no delay
Custodian and Security Lending Agent	The Bank of New York Mellon	Daily, with no delay

Sub-administrative and Accounting Agent and Sub-transfer Agent	BNY Mellon	Daily, with no delay
Independent Registered Public Accounting Firm	PwC	Annual Reporting Period, within 15 business days of end of reporting period
Printing Firm for Financial Reports	DFIN	Semiannually, within 60 days of end of reporting period.
Proxy Voting Service	Institutional Shareholder Services	Monthly

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily, with no delay
Liquidity Management Analytics System	MSCI Group	Daily, with no delay
Class Action Service Provider	Financial Recovery Technologies and Institutional Shareholder Services	Daily, with no delay
Trading Sytem, compliance monitoring, and trade execution analysis (Duff & Phelps)	Bloomberg AIM, Bloomberg CMGR and Bloomberg (BTCA)	Daily

Valuation Workflow	Milstone Group Pty Limited	Daily
Back-end Compliance Monitoring System	BNY Mellon	Daily, with no delay
Code of Ethics	StarCompliance, LLC	Daily, with no delay

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, FactSet Research Systems Inc. and Thomson Reuters	Calendar quarter with a 15-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Calendar quarter with a 15-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Calendar quarter with a 15-day delay.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Other Virtus Mutual Funds

In addition to the Fund, the funds commonly referred to as “Virtus Mutual Funds” also include the other series of the Trust, The Merger Fund®, the series of Virtus Asset Trust, Virtus Equity Trust, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Opportunities Trust and Virtus Strategy Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:

Trust	Fund	Class/Shares
		A	C	I	R6	Institutional
The Merger Fund®	The Merger Fund®	X		X

Virtus Alternative Solutions Trust	Virtus AlphaSimplex Global Alternatives Fund	X		X	X
	Virtus AlphaSimplex Managed Futures Strategy Fund	X	X	X	X
Virtus Asset Trust	Virtus Ceredex Large-Cap Value Equity Fund	X		X	X
	Virtus Ceredex Mid-Cap Value Equity Fund	X	X	X	X
	Virtus Ceredex Small-Cap Value Equity Fund	X		X	X
	Virtus Seix Core Bond Fund	X		X	X
	Virtus Seix Floating Rate High Income Fund	X	X	X	X
	Virtus Seix High Grade Municipal Bond Fund	X		X
	Virtus Seix High Yield Fund	X		X	X
	Virtus Seix Investment Grade Tax-Exempt Bond Fund	X		X
	Virtus Seix Total Return Bond Fund	X		X	X
	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	X		X	X
	Virtus SGA International Growth Fund	X		X	X
	Virtus Silvant Large-Cap Growth Stock Fund	X		X	X
	Virtus Zevenbergen Innovative Growth Stock Fund	X		X	X
Virtus Equity Trust	Virtus KAR Capital Growth Fund	X	X	X	X
	Virtus KAR Equity Income Fund	X	X	X	X
	Virtus KAR Mid-Cap Core Fund	X	X	X	X

	Virtus KAR Mid-Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Cap Core Fund	X	X	X	X
	Virtus KAR Small-Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Cap Value Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Core Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Growth Fund	X		X	X
	Virtus KAR Small-Mid Cap Value Fund	X		X	X
	Virtus SGA Global Growth Fund	X	X	X	X
	Virtus Tactical Allocation Fund	X	X	X	X

Virtus Event Opportunities Trust	Virtus Westchester Credit Event Fund	X		X
	Virtus Westchester Event-Driven Fund	X		X

Virtus Investment Trust	Virtus Emerging Markets Opportunities Fund	X			X	X
	Virtus Income & Growth Fund	X	X			X
	Virtus KAR Global Small-Cap Fund	X				X
	Virtus KAR Health Sciences Fund	X				X
	Virtus NFJ Dividend Value Fund	X	X		X	X
	Virtus NFJ International Value Fund	X			X	X
	Virtus NFJ Large-Cap Value Fund	X			X	X
	Virtus NFJ Mid-Cap Value Fund	X	X		X	X
	Virtus NFJ Small-Cap Value Fund	X			X	X
	Virtus Silvant Focused Growth Fund	X	X		X	X
	Virtus Silvant Mid-Cap Growth Fund	X	X		X	X

	Virtus Small-Cap Fund	X	X		X	X
	Virtus Zevenbergen Technology Fund	X	X			X

Virtus Opportunities Trust	Virtus Duff & Phelps Global Infrastructure Fund	X		X	X
	Virtus Duff & Phelps Global Real Estate Securities Fund	X	X	X	X
	Virtus Duff & Phelps Real Asset Fund	X		X	X

	Virtus Duff & Phelps Real Estate Securities Fund	X	X	X	X

	Virtus KAR Developing Markets Fund	X		X	X
	Virtus KAR Emerging Markets Small-Cap Fund	X	X	X	X
	Virtus KAR International Small-Mid Cap Fund	X	X	X	X
	Virtus Newfleet Core Plus Bond Fund	X	X	X	X
	Virtus Newfleet High Yield Fund	X		X	X
	Virtus Newfleet Low Duration Core Plus Bond Fund	X	X	X	X
	Virtus Newfleet Multi-Sector Intermediate Bond Fund	X	X	X	X
	Virtus Newfleet Multi-Sector Short Term Bond Fund(*)	X	X	X	X
	Virtus Newfleet Senior Floating Rate Fund	X	X	X	X
	Virtus Seix Tax-Exempt Bond Fund	X		X

	Virtus SGA Emerging Markets Equity Fund	X	X	X	X
	Virtus Stone Harbor Emerging Markets Bond Fund	X		X
	Virtus Stone Harbor Emerging Markets Debt Income Fund	X		X
	Virtus Stone Harbor Local Markets Fund	X		X

Virtus Strategy Trust	Virtus Convertible Fund	X	X		X	X
	Virtus Duff & Phelps Water Fund	X	X			X
	Virtus Global Allocation Fund	X			X	X
	Virtus International Small-Cap Fund	X			X	X
	Virtus Newfleet Short Duration High Income Fund	X	X		X	X
	Virtus NFJ Emerging Markets Value Fund	X				X

(*)  Virtus Newfleet Multi-Sector Short Term Bond Fund also offers Class C1 Shares.

MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS

The following investment strategies and policies supplement the Fund’s investment strategies and policies set forth in the Fund’s Prospectuses. Some of the investment strategies and policies described below and in the Fund’s Prospectus set forth percentage limitations on the Fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

Throughout this section, the term “adviser” may be used to refer to the Subadviser.

Investment Technique	Description and Risks
Commodities-Related Investing

Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity-related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

Debt Investing

The Fund may invest in debt, or fixed income, instruments. Debt, or fixed income, instruments (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt instruments are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the instrument’s maturity. Some debt instruments, such as zero-coupon bonds (discussed below), do not pay interest but may be sold at a deep discount from their face value.

Yields on debt instruments depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt instruments with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt instruments, while a decline in interest rates generally will increase the value of the same instruments. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments. The achievement of the Fund’s investment objective depends in part on the continuing ability of the issuers of the debt instruments in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt instruments are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt instruments may be materially affected.

Convertible Securities

A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Investment Technique	Description and Risks

Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

The Fund’s Subadviser will select only those convertible securities for which it believes (a) the underlying common stock is an appropriate investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade.

Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield/High-Risk Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities

The Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. The Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s Subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)

The Fund may invest in “Yankee bonds”, which are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration

Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Exchange-Traded Notes (“ETNs”)

Generally, ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund

Investment Technique	Description and Risks

characterizes and treats ETNs for tax purposes. Further, the timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risks as other instruments that use leverage in any form.

The market value of ETNs may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)

Investments in securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher-rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the Fund’s NAV.

Low-rated securities often contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

The Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If the Fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Interest Rate	Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may

Investment Technique	Description and Risks

Environment Risk

detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Generally, the values of fixed-income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed-income securities generally rise and during periods of rising interest rates, the values of most fixed-income securities generally decline. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments. Alternatively, a general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from a Fund that holds large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

A Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Further, Federal Reserve policy changes may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives.

A Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Inverse Floating Rate Obligations

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.

Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund holding these instruments could lose money and its NAV could decline.

Letters of Credit

Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Fund’s Subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

There is typically a limited amount of public information available about loans because loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. Certain of the loans in which a Fund may invest may not be considered “securities,” and therefore the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. A Fund may come into possession of material, non-public information about a borrower as a result of the Fund’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Fund’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Fund; (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans; and (v) expose the

Investment Technique	Description and Risks

Fund to adverse tax or regulatory consequences.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s Subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund’s Subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

Loan participations and assignments may be illiquid and therefore subject to the Fund’s limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

Municipal Securities and Related Investments

Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Descriptions of some of the municipal securities and related investment types most commonly acquired by the Fund are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Fund. For the purpose of the Fund’s investment restrictions set forth in this SAI, the identification of the

Investment Technique	Description and Risks

“issuer” of a municipal security which is not a general obligation bond is made by the Fund’s Subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Municipal Bonds

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds

Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds

Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds

The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Municipal Leases

The Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The Fund’s Subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

Municipal Notes

Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.
Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

Investment Technique	Description and Risks
Tax Anticipation Notes

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation on Creditors’ Committees

While the Fund does not invest in securities to exercise control over the securities’ issuers, the Fund may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may deem the Fund an “insider” of the issuer for purposes of the Federal securities laws, and expose the Fund to material non-public information of the issuer, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Fund’s Subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Payable in Kind (“PIK”) Bonds

PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

Ratings

The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

After the Fund purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s Subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Fund will invest in securities which are deemed by the Fund’s Subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Sovereign Debt

The Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation

Investment Technique	Description and Risks

of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Fund holds non-performing sovereign debt, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Brady Bonds

The Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Stand-by Commitments

The Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by the Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations

The Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

The floating and variable rate obligations that the Fund may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

When the Fund purchases a floating or variable rate demand instrument, the Fund’s Subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a

Investment Technique	Description and Risks

demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement between the bank and the Fund’s custodian.

The floating and variable rate obligations that the Fund may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.

A floating or variable rate instrument may be subject to the Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Zero and Deferred Coupon Debt Securities

The Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when the Fund invests in zero or deferred coupon bonds, there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.

Even though zero and deferred coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.

Derivatives and Other Similar Instruments

The Fund may invest in various types of derivatives and other similar instruments (collectively referred to in this section as “derivatives” or “derivative instruments”), which may at times result in significant derivative exposure. A derivative is generally a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When the Fund invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. The Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, the Fund’s ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)

Investments in derivatives may subject the Fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund.

Investment Technique	Description and Risks

Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may give rise to a form of leverage which magnifies the risk of loss. The use of derivatives may also result in smaller gains than otherwise would be the case. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Reverse repurchase agreements or similar financing transactions may also be deemed to be “derivatives” for purposes of Rule 18f-4 if a Fund chooses to rely on certain provisions of the Derivatives Rule in connection with its use of reverse repurchase agreements or similar financing transactions. Among other things, under Rule 18f-4, a Fund is prohibited from entering into these transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own securities portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, a Fund may not seek returns in excess of 2x the Underlying Index. For a Fund that uses the Absolute VaR Test, the limit is 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors.

Commodity Interests

Certain of the derivative investment types permitted for the Fund may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. Investing in commodity interests, outside of certain conditions required to qualify for exemption or exclusion, will cause a Fund to be deemed a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. In that event, the Adviser will be registered as a Commodity Pool Operator with respect to the Fund, the Fund’s Subadviser will be registered as a Commodity Trading Adviser, and the Fund will be operated in accordance with CFTC rules. Because of the applicable registration requirements and rules, investing the Fund’s assets in commodity interests could cause the Fund to incur additional expenses. Alternatively, to the extent that a Fund limits its use of and exposure to commodity interests in order to qualify for exemption from being considered a commodity pool, the Fund’s use of investment techniques described in its Prospectus and this SAI may be limited or restricted.

As of the date of this SAI, the Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations, and the Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under another CFTC regulation.

Credit-linked Notes

Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Investment Technique	Description and Risks

Equity-linked Derivatives

The Fund may invest in equity-linked derivative products, the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.

Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund and ETF Investing” in this section of the SAI for information regarding the implications of a Fund investing in other investment companies.)

Eurodollar Instruments

The Fund may invest in Eurodollar instruments. Eurodollar instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Fund might use Eurodollar instruments to hedge against changes in interest rates or to enhance returns.

Eurodollar obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar obligations will undergo the same type of credit analysis as domestic issuers in which the Fund invests.

Foreign Currency Forward Contracts, Futures and Options

The Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Fund’s Subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the Fund may experience adverse consequences, leaving it in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Fund’s Subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a RIC. (See the “Dividends, Distributions and Taxes” section of this SAI.)

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write put and call options on foreign currencies for the purpose of increasing its return.

The Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (The Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities

Investment Technique	Description and Risks

at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

The Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Fund’s Subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

The types of derivative foreign currency exchange transactions most commonly employed by the Fund are discussed below, although the Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Foreign Currency Futures Transactions

The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Futures contracts are designed by boards of trade which are designated contracts markets (“DCMs”) by the CFTC. Futures contracts trade on DCMs in a manner that is similar to the way a stock trades on a stock exchange. The performance of these

Investment Technique	Description and Risks

contracts is guaranteed by the boards of trade through their clearing corporations. As of the date of this SAI, the Fund may invest in futures contracts under specified conditions without being regulated as commodity pools.

However, under CFTC rules the Fund’s ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

Foreign Currency Options

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by the Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

For additional information about options transactions, see “Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Foreign Currency Warrants

Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to

Investment Technique	Description and Risks

exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper

Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLS”)

PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” PERLS is enhanced if the currency to which the security is linked appreciates against the base currency, and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts

The Fund may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate and volatility futures contracts currently are traded in the United States primarily on the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Volatility futures also are traded on foreign exchanges such as Eurex. Dividend futures are also traded on foreign exchanges such as Eurex, NYSE Euronext Liffe, London Stock Exchange and the Singapore International Monetary Exchange.

The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Except as otherwise described in this SAI, the Fund will limit its use of futures contracts and futures options to hedging

Investment Technique	Description and Risks

transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on their initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Futures contracts are designed by boards of trade which are DCMs by the CFTC. Futures contracts trade on DCMs in a manner that is similar to the way a stock trades on a stock exchange. The performance of these contracts is guaranteed by the boards of trade through their clearing corporations. The Fund’s ability to claim an exclusion or exemption from the definition of a commodity pool may be limited when the Fund invests in futures contracts. (See “Commodity Interests” in this SAI.)

The requirements of the Code for qualification as a RIC also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

The successful use of futures contracts and related options may also depend on the ability of the Fund’s Subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Investment Technique	Description and Risks

Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

For additional information about options transactions, see “Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Mortgage-Related and Other Asset-Backed Securities

The Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising

Investment Technique	Description and Risks

interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Fund’s Subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before the maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally, fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Fund are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the Fund.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals

CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and

Investment Technique	Description and Risks

therefore subject to the Fund’s limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Mortgage Pass-through Securities

Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s Subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Fund’s limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

The Fund will consider the assets underlying privately-issued, mortgage-related securities, and other asset-backed securities, when determining the industry of such securities for purposes of the Fund’s industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI, and as a result such securities may not be deemed by the Fund to represent the same industry or group of industries. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be

Investment Technique	Description and Risks

adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Other Asset-Backed Securities

Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage- backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Fund’s limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

The Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund’s investment objectives and policies.

Options

The Fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the

Investment Technique	Description and Risks

security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

If the only derivatives in which the Fund invests are covered options, options written by the Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that the Fund buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. The Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. Additionally, the market for an option may be impacted by the availability of additional expiry cycles, which may lead trading volume into contracts closer to expiration, including zero days to expiration contracts (“0DTE” contracts). 0DTE contracts may involve substantially greater volatility than other options contracts.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

For options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing

Investment Technique	Description and Risks

transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Options on Indexes and “Yield Curve” Options

The Fund may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

With respect to yield curve options, a call or put option is covered if the Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. The Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options

In certain instances, the Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Swaptions

The Fund may enter into swaption contracts, which give the right, but not the obligation, to enter into a swap contract. Over-the-counter swaptions, although providing greater flexibility, may involve greater credit risk than exchange-traded options as they are not backed by the clearing organization of the exchanges where they are traded, and as such, there is a risk that the seller will not settle as agreed. The Fund’s financial liability associated with swaptions is linked to the marked-to-market value of the notional underlying investments. Purchased swaption contracts are exposed to a maximum loss equal to the price paid for the option/swaption (the premium) and no further liability. Written swaptions, however, give the right of potential exercise to a third party, and the maximum loss to the Fund in the case of an uncovered swaption is unlimited.

Swap Agreements

The Fund may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. The Fund’s Subadviser may use swaps in an attempt to obtain for the Fund a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund may pay fees or incur other costs each

Investment Technique	Description and Risks

time it enters into, modifies, or terminates a swap agreement.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Fund’s limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) It is possible that developments in the swaps market could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Applicable provisions of the CEA and related CFTC rules dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)

The SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a comprehensive regulatory framework for swap transactions. Under the regulations, certain swap transactions are required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. The Fund engaging in swap transactions may incur additional expenses as a result of these regulatory requirements. The Adviser is continuing to assess the impact of these requirements on the Fund.

Credit Default Swap Agreements

The Fund may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s Subadviser.

Dividend Swap Agreements

A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded over the counter rather than on an exchange.

Inflation Swap Agreements

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments. One factor that may lead to changes in the values of inflation swap agreements is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap agreement.

Total Return Swap Agreements

“Total return swap” is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based upon an agreed rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. A total return swap is a mechanism for the user to accept the economic

Investment Technique	Description and Risks

benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, which is often SOFR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between the two parties. No notional amounts are exchanged with total return swaps.

Variance and Correlation Swap Agreements

Variance swap agreements are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Actual variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swap agreements are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories. The Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

Equity Securities

The Fund may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Outside of the United States, preferred stock may carry different rights or obligations. In some jurisdictions, preferred stocks may have different voting rights and there may be more robust trading markets and liquidity in preferred stock than the common or ordinary stock of the company. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

Securities of Small and Mid Capitalization Companies

While small and medium-sized issuers in which the Fund invests may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When the Fund invests in small or mid-capitalization companies, these factors may result in above-average fluctuations in the NAV of the Fund’s shares. Therefore, the Fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in the Fund solely investing in such securities should not be considered a complete investment program.

Market capitalizations of companies in which the Fund invests are determined at the time of purchase.

Unseasoned Companies

As a matter of operating policy, the Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Fund’s Subadviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. Generally, the Fund will not invest more than 5% of its

Investment Technique	Description and Risks

total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).
Foreign Investing

The Fund may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets” or “frontier markets.” The Fund may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

The Trust may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Settlement procedures relating to the Fund’s investments in foreign securities and to the Fund’s foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund’s domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

To the extent the Fund has significant exposure to certain countries, the Fund can be expected to be impacted by the political (including geopolitical) and economic conditions within such countries. For example, there continues to be uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s departure from the EU on January 31, 2020. While it is not possible to determine the precise impact these and other similar events may have on the Fund, during this period and beyond, the impact on the United Kingdom, EU countries, other countries or parties that transact with the United Kingdom and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Fund’s investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Investment Technique	Description and Risks

Depositary Receipts

A Fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund’s investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Emerging Market Securities

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the Fund’s Subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign

Investment Technique	Description and Risks

capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Foreign Currency Transactions

When investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s Subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s Subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities.

The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s Subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

When the Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. The Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives and Other Similar Instruments” in this section of the SAI.

Foreign Investment Companies

Some of the countries in which the Fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. This Fund may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Mutual Fund and ETF Investing” in this section of the SAI.

Privatizations

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements

The Fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory

Investment Technique	Description and Risks

perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Fund’s limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.

Guaranteed Investment Contracts

The Fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Fund’s limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Illiquid and Restricted Securities

Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may invest up to 15% of its net assets in illiquid assets. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days may be deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Fund’s Subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

An investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore the investments described in this section may be determined to be liquid in accordance with the Fund’s liquidity risk management program approved by the Board. The Trustees have delegated to the Fund’s Adviser the determination of the liquidity of such investments in the Fund’s portfolio as administrator of the Fund’s liquidity risk management program. The Fund’s Adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid assets exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in accordance with Rule 22e-4 under the 1940 Act, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Fund’s Subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund holding them to decline. An investment that is determined by the Fund’s Adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.

Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Investment Technique	Description and Risks

Leverage

The Fund may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). Such transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

The following are some of the Fund’s permitted investment techniques that are generally viewed as creating leverage for the Fund.

Borrowing

The Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, the Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Interfund Borrowing and Lending

The Virtus Funds and their investment advisers have received exemptive relief from the SEC which permits the Virtus Funds to participate in an interfund lending program. The interfund lending program allows the participating Virtus Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Virtus Funds, including the following: (1) no Virtus Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Virtus Funds under a loan agreement; and (2) no Virtus Fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Virtus Fund could invest. In addition, a Virtus Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Virtus Fund may not lend to another Virtus Fund under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Virtus Fund to any one Virtus Fund may not exceed 5% of net assets of the lending Virtus Fund.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Virtus Fund and the borrowing Virtus Fund. However, no borrowing or lending activity is without risk. If a Virtus Fund borrows money from another Virtus Fund, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the borrowing Virtus Fund may have to borrow from a bank at higher rates if an interfund loan were not available from another Virtus Fund. A delay in repayment to a lending Virtus Fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Virtus Fund could be unable to repay the loan when due.

Mortgage “Dollar- Roll” Transactions

The Fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is

Investment Technique	Description and Risks

compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the Fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar roll.

Dollar-roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Fund’s Subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Dollar-roll transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

The Fund will enter into reverse repurchase agreements only with parties that the Fund’s Subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.

Reverse repurchase agreements are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered Funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered Fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2026. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation which may affect the cost, terms and/or availability of cleared repo transactions. The Adviser or Subadviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Market Volatility Risk

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Investment Technique	Description and Risks

Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; rapid interest rate changes; supply chain disruptions; sanctions; and difficulties in obtaining and/or enforcing legal judgments.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs, and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of the Fund’s holdings. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type. The Fund will also be negatively affected if the operations and effectiveness of any of its key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

Master Limited Partnerships (“MLPs”)

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. There are also certain tax risks associated with investment in MLPs. The benefit derived from the Fund’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit. Certain MLPs may trade less frequently than other securities, and those with limited trading volumes may display volatile or erratic price movements.

Money Market Instruments

The Fund may invest in money market instruments, which are high-quality short-term investments. The types of money market instruments most commonly acquired by the Fund are discussed below, although the Fund is also permitted to invest in other types of money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.

Banker’s Acceptances

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Investment Technique	Description and Risks
Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks

The money market instruments in which the Fund may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of the Fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of two to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund and ETF Investing

The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.

Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.

In connection with the management of its daily cash positions, the Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.

In certain countries, investments by the Fund may only be made through investments in other investment companies that, in

Investment Technique	Description and Risks

turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)

Under the 1940 Act, the Fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, the Fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules, including Rule 12d1-4 under the 1940 Act, to permit funds of funds to exceed these limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds. The Fund may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs.

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring the Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds. However, as of the date of this SAI, the Fund does not have automated access to the securities held by any unaffiliated ETFs, mutual funds and/or closed-end funds in which the Fund invests, which limits its ability to look through such unaffiliated funds to their holdings. As a result, the Fund will use reasonable efforts to obtain information about such unaffiliated funds’ holdings and will look through to the holdings of such unaffiliated funds to the extent that they are known to the Fund.

Certain investment companies in which the Fund may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If the Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Fund of investing in commodity interests.)

Investors in the Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

▪ Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

▪ Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

▪ Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are structured similarly to closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund and ETF Investing” in this section of the SAI.)

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

Investment Technique	Description and Risks

Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a RIC. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Repurchase Agreements

The Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Fund’s Subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Repurchase agreements of more than seven days’ duration are subject to the Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of the Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

As noted above, the SEC adopted rule amendments which would require clearance and settlement of all repurchase agreements collateralized by U.S. Treasury securities. Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2026. (See the “Reverse Repurchase Agreements” section of the SAI.)

Securities Lending

Subject to certain investment restrictions, the Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the

Investment Technique	Description and Risks

Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

Short sales are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Special Situations

The Fund may invest in special situations that the Fund’s Subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the Fund’s Subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Temporary Investments

When business or financial conditions warrant, the Fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)

For temporary defensive purposes, during periods in which the Fund’s Subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Fund’s Subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

Warrants or Rights to Purchase Securities

The Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. The Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s Subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally

Investment Technique	Description and Risks

expire with no value.

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions

The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.

When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When-issued and delayed-delivery transactions are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

The Fund is subject to the investment limitations enumerated in this section, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(1) [Reserved].

(2) Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Fund will concentrate its assets in energy and energy-related industries.

(3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4) Issue “senior securities” in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

(5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8) Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

With respect to investment limitation (2) above, when selecting investments for the Fund, the Subadviser will consider the concentration policy of any exchange-traded fund (“ETFs”), mutual funds and closed-end funds. For purposes of determining the amount of the Fund’s assets invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of related industries, the Fund will look through to the securities held by an affiliated mutual fund in which the Fund invests; however, as of the date of this SAI the Fund will not look through to the securities held by any ETFs, unaffiliated mutual funds and/or closed-end funds in which the Fund invests.

Except with respect to investment restriction (3) above, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall supervision of the Trust, including establishing the Fund’s policies and general supervision and review of its investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Fund’s daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.

Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other funds in the Fund Complex and the address of each individual is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960	Since 2016	96

Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).

Director (2014 to 2021), Duff & Phelps Utility and Corporate Bond Trust Inc.; Director (since 2011) and Vice Chair (since 2023), Avista Corp. (energy company); Trustee (2010 to 2014), Goldman Sachs Fund Complex; and Director (2006 to 2010), BlackRock Luxembourg and Cayman Funds.

Cogan, Sarah E. YOB: 1956	Since 2022	86

Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).

				Trustee (since 2019), PIMCO Closed-End Funds(*) (26 portfolios).
DeCotis, Deborah A. YOB: 1952	Since 2022	86

Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).

				Trustee (since 2011), PIMCO Closed-End Funds(*) (26 portfolios).
Drummond, F. Ford YOB: 1962	Since 2022	86	President (since 1998), F.G. Drummond Ranches, Inc. Formerly, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Director (since 2011), Bancfirst Corporation.
McDaniel, Connie	Since 2017	93	Retired (since 2013). Vice President, Chief of Internal	Director (since 2019), Global Payments Inc.; Chairperson (since

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
D. YOB: 1958			Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.

2021), Governance & Nominating Committee, Global Payments Inc; Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

Walton, R. Keith YOB: 1964	Since 2020	93

Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.

Director (since 2017), certain funds advised by Bessemer Investment Management LLC (9 portfolios); Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; and Trustee (2014 to 2017), AZ Service.

Zino, Brian T. YOB: 1952	Since 2020	86	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).

Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; and Member, Board of Governors of ICI (1998 to 2008).

(*) PIMCO Closed-End Funds are not part of the Virtus Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund III; and PIMCO Strategic Income Fund, Inc.

Interested Trustee

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	Since 2013	110

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).

Director (since 2023), Stone Harbor Investment Funds plc (9 sub-funds), Stone Harbor Global Funds plc (2 sub-funds) and Virtus Global Funds ICAV (9 sub-funds); Member (since 2021), Board of Governors of the Investment Company Institute; and Director (since 2013), Virtus Global Funds, plc (5 sub-funds).

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2013 to 2016).

Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); and Chief Financial Officer and Treasurer (since 2013).

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (2022 to 2025), BNY Mellon Asset Servicing Client Advisory Board.

Branigan, Timothy YOB: 1976

Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).

Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).

Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).

Vice President (since 2016) and Senior Counsel (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Griswold, Heidi YOB: 1973	Vice President (since 2016).

Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2013).

Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2013 to 2018).

Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).

Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Perlman, Diana YOB: 1972	Anti-Money Laundering Compliance Officer (since 2025).	Deputy Chief Compliance Officer (since 2023), VP Distributors, LLC; and Vice President and Compliance Manager (2017 to 2023), State Street Global Markets LLC.
Rahman, Mahmood YOB: 1967	Vice President (since 2024); and Assistant Vice President (2021 to 2024).

Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President (2020 to 2023), Fund Administration, Virtus Investment Partners, Inc.; Vice President (since 2024) and Assistant Vice President (2021 to 2024) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).

Santoro, Kathryn YOB: 1974	Vice President, Counsel and Assistant Secretary (since 2024).	Vice President and Senior Counsel (since 2024), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2024) of various registered funds advised

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

by subsidiaries of Virtus Investment Partners, Inc.; Vice President, General Counsel, and Secretary (2021 to 2023), Anuvu Corp.; Managing Counsel (2016 to 2020), Janus Henderson Investors and various officer positions of registered funds advised by Janus Henderson Investors.

Short, Julia R. YOB: 1972	Senior Vice President (since 2017).

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).

Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).

Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

Leadership Structure and the Board of Trustees

The Board is currently composed of 8 trustees, including 7 Independent Trustees. In addition to five regularly scheduled meetings per year, the Board holds special meetings either in person or virtually to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chair. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Trustees of the Virtus Funds believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse an environment for the Board where all members are respected, valued and engaged.

The Board has appointed Ms. McDaniel, an Independent Trustee, to serve in the role of Chair. The Chair’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chair also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, its system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members through March 31, 2025, were Donald C. Burke, Chair, Deborah A. DeCotis, John R. Mallin, Geraldine McNamara and Brian T. Zino. Effective April 1, 2025, its members are Donald C. Burke, Chair, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, John R. Mallin, Connie D. McDaniel, R. Keith Walton, and Brian T. Zino. Mr. Mallin retired effective December 31, 2025. The Audit Committee met five times during the Trust’s last fiscal year.

The Compliance Committee

The Compliance Committee is responsible for overseeing the Fund’s compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Fund’s officers, including the Fund’s CCO, the Fund’s investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; and (4) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members through December 31, 2024, were R. Keith Walton, Chair, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris and Geraldine M. McNamara. Mr. Harris and Ms. McNamara retired effective on December 31, 2024 and March 31, 2025, respectively. Effective April 1, 2025, the Compliance Committee members are R. Keith Walton, Chair, Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, John R. Mallin, Connie D. McDaniel, and Brian T. Zino. Mr. Mallin retired effective December 31, 2025. The Compliance Committee met four times during the Trust’s last fiscal year.

The Contracts Committee

The Contracts Committee is responsible for reviewing the contractual arrangements with the Fund’s investment adviser and Subadviser and other service providers affiliated with the Fund’s investment adviser and Subadviser. The Contracts Committee is composed entirely of Independent Trustees; its members through December 31, 2024, were Sarah E. Cogan, Chair, Donald C. Burke, Deborah A. DeCotis, F. Ford Drummond, Sydney E. Harris, John R. Mallin, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, R. Keith Walton and Brian T. Zino. Messrs. Harris, McLoughlin and Mallin and Ms. McNamara retired effective on December 31, 2024, March 10, 2025, December 31, 2025 and March 31, 2025, respectively. Mr. Mallin retired effective December 31, 2025. The Contracts Committee met five times during the Trust's last fiscal year.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members through December 31, 2024, were Brian T. Zino, Chair, Sarah E. Cogan, F. Ford Drummond and Philip R. McLoughlin. Mr. McLoughlin retired effective on March 10, 2025. Effective April 1, 2025, the Governance and Nominating Committee members are Brian T. Zino, Chair, Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, John R. Mallin, Connie D. McDaniel, and R. Keith Walton. Mr. Mallin retired effective December 31, 2025. The Governance and Nominating Committee met three times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any Trustee is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also held various executive positions with the Adviser, the Fund’s Subadviser, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles, including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open- and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director, Vice Chairman of the Board and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sarah E. Cogan

Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of the series of the Allianz Funds (now known as Virtus Investment Trust) and Allianz Funds Multi-Strategy Trust (now known as Virtus Strategy Trust) and as counsel to other independent trustees, investment companies and asset management firms. She is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates and closed-end funds managed by PIMCO.

Deborah A. DeCotis

Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Cadre Holdings Inc., Armor Holdings, The Helena Rubinstein Foundation, and Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates and closed-end funds managed by PIMCO.

F. Ford Drummond

Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a health benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state, and serves on the Board of Trustees of the Oklahoma Nature Conservancy (since 2008) and the Board of Trustees of the Frank Phillips Foundation (since 2014). He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola

Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director and Governance and Nominating Committee Chair of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and served as a member of the Georgia State University Robinson College of Business Board of Advisors (2011 to 2022). Ms. McDaniel is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates, including serving as the vice chair of the board of several such funds, from March 1, 2024 through March 9, 2025, and, effective March 10, 2025, serving as the chair of the board of several such funds.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and Senior Adviser at Brightwood Capital, LLC (since 2022). He served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates and certain funds advised by Bessemer Investment Management LLC.

Brian T. Zino

Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, and institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Board Oversight of Risk Management

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, Transfer Agent, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, Subadviser, Distributor, Administrator, Transfer Agent, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chair or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and senior management of the Fund’s Subadviser meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that the Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Trust’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadviser that affect the Fund. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Fund’s advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the Subadviser and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and the other funds in the Virtus Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings

As of December 31, 2025, the current Trustees beneficially owned shares of the Fund as set forth in the table below.

Independent Trustees	Dollar Range of Equity Securities in a Fund	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies
Donald C. Burke	Select MLP and Energy Fund – $10,001-$50,000	Over $100,000

Sarah E. Cogan	None	Over $100,000
Deborah A DeCotis	None	Over $100,000
F. Ford Drummond	None	Over $100,000(*)

Connie D. McDaniel	Select MLP and Energy Fund – $1-$10,000	Over $100,000(*)

R. Keith Walton	None	Over $100,000
Brian T. Zino	Select MLP and Energy Fund – $1-$10,000	Over $100,000

(*) Does not include over $100,000 in exposure through the Independent Trustee’s deferred compensation as of December 31, 2025.

Interested Trustee	Dollar Range of Equity Securities in a Fund	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies

George R. Aylward	None	Over $100,000

As of February 11, 2026, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of the Fund or its classes.

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Fund who are interested persons are compensated for their services by the Adviser of the Fund, or an affiliate of the Adviser of the Fund, and receive no compensation from the Fund. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal period ended October 31, 2025, the Trustees received the following compensation:

Independent Trustees	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Donald C. Burke	$682	$541,750
Sarah E. Cogan	$682	$430,000
Deborah A. DeCotis	$603	$380,000
F. Ford Drummond	$603	$380,000
John R. Mallin(1)	$598	$350,000
Connie D. McDaniel	$832	$531,042
Philip R. McLoughlin(2)	$218	$130,875
Geraldine M. McNamara(3)	$194	$122,000
R. Keith Walton	$670	$422,000
Brian T. Zino	$670	$422,000

(1) Mr. Mallin retired December 31, 2025.

(2) Mr. McLoughlin retired March 10, 2025.

(3) Ms. McNamara retired March 31, 2025.

Interested Trustees	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
George R. Aylward	None	None

Sales Loads

The Trust’s Trustees are permitted to invest in Class I shares of the Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.

Code of Ethics

The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Proxy Voting Policies

The Trust has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Trust’s intention for the Fund to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the Subadviser that is managing the Fund is responsible for voting proxies for the Fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or Subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the Fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the Fund both are designed to further the best economic interests of the Fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

▪ Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

▪ Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

▪ Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

▪ Stock Option and Other Management Compensation Issues – executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

▪ Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the Subadviser has a direct conflict of interest. The Policy requires the Adviser/Subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the Fund’s shareholders. No Adviser/Subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on the Adviser/Subadviser or other voting delegate.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by the Subadviser to the Fund in voting proxies for the Fund.

Select MLP and Energy Fund

Duff & Phelps has adopted proxy policies, procedures and guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff & Phelps to utilize a qualified, non-affiliated third-party proxy advisory firm to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines.

The Guidelines address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the proxy advisory firm’s policies. The Proxy Committee will vote the proxy according to either its determination of the client’s best interests or by client direction. In performing its analysis of how to vote on a proposal, the Proxy Committee will begin by considering the voting recommendation of the proxy advisory firm and will then override such vendor’s recommendation if the Proxy Committee determines that such recommendation is not in the best interest of Duff & Phelps clients. The Proxy Committee incorporates consideration of ESG issues into its evaluation of recommendations of the proxy advisory firm and the voting of proxies generally. The firm has additionally adopted proxy voting guidelines that serve as a guide to voting with regard to certain recurring proposals. The vote the Proxy Committee selects will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

▪ it deems the cost of voting to exceed any anticipated benefit to client;

▪ a proxy is received for a security it no longer manages due to the entire position being sold; or

▪ exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 10 S. Wacker Drive, 19th Floor, Chicago, Illinois 60606.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 11, 2026, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class, or 25% or more of the outstanding shares of all classes, of the Fund are shown in Appendix B — Control Persons and Principal Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

(See “Management of the Fund” in the Fund’s Prospectus.)

Investment Adviser

The investment adviser to the Fund is Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.), located at One Financial Plaza, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 100 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of December 31, 2025, VIA had approximately $51.7 billion in assets under management.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, leverage expenses, acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser, Virtus or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

The Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the Fund.

For managing, or directing the management of, the investments of the Fund, the Adviser is entitled to a fee, payable monthly, at the following annual rates based on the Fund’s average daily net assets:

Fund	Investment Advisory Fee
	1st $1 Billion	$1+ Billion
Select MLP and Energy Fund	0.90%	0.85%

VIA has contractually agreed to limit the annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) of the Fund, through February 28, 2027:

Fund	Class A	Class I
Select MLP and Energy Fund	1.40%	1.15%

Following the contractual period, the Adviser may discontinue these expense caps and/or fee waivers at any time. Under certain conditions, the Adviser and/or its affiliate may recapture operating expenses reimbursed and/or fees waived under these arrangements, for a period of up to three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of the Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of the Fund which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to the Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of the Fund and (2) the terms and any renewal of the agreement with respect to the Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to the Fund by the Board or by the relevant Adviser and may be terminated as to the Fund by a vote of the majority of the outstanding shares of the Fund. The agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

Adviser Affiliates

Jennifer S. Fromm and Richard W. Smirl each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers of the Adviser are: Andra C. Purkalitis, Executive Vice President, General Counsel and Secretary; Chet Persaud, Chief Compliance Officer; and David G. Hanley, Treasurer. The sole member of the Adviser is Virtus Partners, Inc.

Advisory Fees

The following table shows the dollar amount of fees received by the Fund’s investment adviser for services to the Fund, the amount of expenses reimbursed by the Fund’s investment adviser, and the actual fee received by the Fund’s investment adviser, during the fiscal years ended October 31, 2023, 2024 and 2025 under the investment advisory agreement then in effect.

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund	2023	2024	2025	2023	2024	2025	2023	2024	2025
Select MLP and Energy Fund	278,623	313,089	459,321	(90,705)	(114,314)	(166,394)	187,918	198,775	292,927

Subadviser and Subadvisory Agreement

The Adviser has entered into a subadvisory agreement with respect to the Fund. The subadvisory agreement provides that the Adviser will delegate to the Subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to the Fund. The Subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. The Adviser remains responsible for the supervision and oversight of the Subadviser’s performance. The subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the Fund. While the Subadviser appointed to manage the Fund’s assets may change over time as discussed in the Fund’s Prospectus, the following firm is the entity serving as the Fund’s Subadviser as of the date of this SAI.

Duff & Phelps — Select MLP and Energy Fund

Duff & Phelps is located at 10 South Wacker Drive, 19th Floor, Chicago, IL 60606, and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to other institutional clients. As of December 31, 2025 Duff & Phelps managed approximately $12.8 billion in regulatory assets under management.

For its services as subadviser, VIA pays Duff & Phelps a fee at the rate of 50% of the net advisory fee paid by the Fund.

Subadvisory Fees

The following table shows the dollar amount of fees payable to the Subadviser for managing the Fund, the amount of expenses reimbursed by the Subadviser, and the actual fee received by the Subadviser for the fiscal years ended October 31, 2023, 2024 and 2025.

	Gross Subadvisory Fee ($)			Subadvisory Fee Waived and/or Expenses Reimbursed ($)			Net Subadvisory Fee ($)
Fund	2023	2024	2025	2023	2024	2025	2023	2024	2025
Select MLP and Energy Fund	139,312	156,544	233,401	(45,351)	(57,156)	(84,509)	93,961	99,388	148,892

Administrator

VFS is the administrator of the Trust. VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, VFS receives an administration fee based upon the average net assets across all series of the Virtus Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

Any Fund with net assets in excess of $10 billion will receive an offsetting credit to its administrative fee, such that the portion of its net assets in excess of $10 billion will only be assessed an administrative fee of 0.07%. The fees for the portion of such a Fund’s net assets up to and inclusive of the first $10 billion will remain consistent with the fee schedule above.

For the purposes of applying the fee breakpoints, the open-end Virtus Funds’ average net assets may be aggregated with the average net assets of other investment companies advised by the Adviser and/or its affiliate.

The following table shows the dollar amount of fees that the Fund paid to the administrator for its administrative services with respect to the Fund, for the fiscal years ended October 31, 2023, 2024 and 2025.

	Administration Fee ($)
Fund	2023	2024	2025
Select MLP and Energy Fund	29,251	32,902	48,356

Sub-administrative and Accounting Agent

The Trust has entered into an agreement with BNY, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY receives a fee based on the Fund’s aggregate average net assets across the Fund and all funds within the Virtus Funds.

In addition to the asset-based fee, BNY is entitled to certain non-material fees, as well as out of pocket expenses.

The following table shows the dollar amount of fees paid to, the amount of fees waived by and the net amount of fees received by the Sub-administrative and Accounting Agent for the fiscal years ended October 31, 2023, 2024 and 2025, for its services with respect to the Fund.

	Total Sub-administrative Fee ($)			Fees Waived by Sub-administrator ($)			Net Sub-administrative Fees ($)
Fund	2023	2024	2025	2023	2024	2025	2023	2024	2025
Select MLP and Energy Fund	11,363	11,767	27,653	(1,448)	(1,510)	(136)	9,915	10,257	27,517

Distributor

VP Distributors, a broker-dealer registered with FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and the Subadviser, serves as distributor of the Fund’s shares. Fund shares are offered on a continuous basis. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103. Heidi C. Griswold and Diana M. Perlman serve as an officer of the Trust and as an officer for the Distributor.

The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of the Fund of the Trust.

For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.

During the fiscal years ended October 31, 2023, 2024 and 2025, purchasers of shares of the Fund paid aggregate sales charges of $32,408, 29,214 and $65,449 respectively, of which the Distributor received net commissions of $4,961, $4,092 and $10,723 for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2025, the Distributor received net commissions of $10,311 for Class A Shares. There were no deferred sales charges paid for Class A Shares.

The distribution agreement/underwriting agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Fund, or by vote of a majority of the Trust’s Trustees who are not parties to the distribution agreement/underwriting agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The distribution agreement/underwriting agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

The following table shows the dollar amount of sales charges paid by the Fund to the Distributor for the fiscal years ended October 31, 2023, 2024 and 2025, with respect to sales of Class A Shares of the Fund and the amount of sales charges retained by the Distributor and reallowed to other persons.

	Aggregate Underwriting Commissions ($)			Amount Retained by Distributor ($)			Amount Reallowed ($)
Fund	2023	2024	2025	2023	2024	2025	2023	2024	2025
Select MLP and Energy Fund	30,143	2,726	65,037	(4,644)	(362)	(10,311)	25,499	2,364	54,726

Dealer Concessions

Class A Shares and Class I Shares Only

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

Your broker, dealer or financial professional may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the Fund for providing certain recordkeeping and related services to the Fund or its shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of Fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions (including exchanges into Virtus Seix U.S. Government Securities Ultra-Short Bond Fund) within 18 months of a finder’s fee being paid. The CDSC for the Fund is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. (For the exact rate for your Fund please refer to the chart in the section of the Fund’s Prospectus entitled “Sales Charges” under “What are the classes and how do they differ?”) VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the Fund for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the “Our Products” section, go to the Mutual Funds page under “Individual Investors” and click on the link for Breakpoint (Volume) Discounts.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, serves as the Custodian of the Fund’s assets. The Custodian designated by the Board holds the securities in the Fund’s portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Fund. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Fund held outside the United States. The securities and other assets of the Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.

Securities Lending Agent

The Bank of New York Mellon served as securities lending agent for the Fund for the fiscal year ended October 31, 2025. In that role, The Bank of New York Mellon administered the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and The Bank of New York Mellon.

As securities lending agent, The Bank of New York Mellon is responsible for the administration and management of the Fund’s securities lending program, including:

▪ negotiation, preparation and execution of an agreement with each approved borrower governing the terms and conditions of any securities loan,

▪ credit review and monitoring of approved borrowers,

▪ loan negotiation,

▪ ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, sub custodians/depositories,

▪ daily marking to market of loans,

▪ monitoring and maintaining cash collateral levels,

▪ arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines,

▪ initiating and monitoring loan terminations/recalls,

▪ ensuring that all dividends and other distributions from corporate actions with respect to loaned securities are credited to the Fund, and

▪ maintaining records relating to the Fund’s securities lending activity and providing monthly/quarterly statements.

The Bank of New York Mellon receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

The Fund did not participate in the securities lending program for the most recently completed fiscal year.

Transfer Agent and Sub-Transfer Agent

VFS acts as transfer agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, VFS receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0375%. VFS is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by VFS or the Fund. Pursuant to an agreement among the Trust, VFS and BNY, BNY serves as sub-transfer agent to perform certain shareholder servicing functions for the Fund. For performing such services, BNY receives a monthly fee from the Fund as approved by the Board.

Legal Counsel to the Trust

Dechert LLP, 45 Fremont Street, 26th Floor, San Francisco, CA, 94105, acts as legal counsel to the Trust and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm

PwC serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC’s business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan for Class A shares (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Class A Shares pay a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund.

Expenditures under the Plan may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the fees received, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plan shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund’s shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

On a quarterly basis, the Fund’s Board reviews a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Fund’s Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the “Plan Trustees”). The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval of the shareholders of that class of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plan may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.

No interested person of the Fund other than the Distributor and no Trustee who is an interested person of the Fund, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plan or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plan.

Rule 12b-1 Fees Paid

The following table shows Rule 12b-1 Fees paid by the Fund to VP Distributors with respect to Class A Shares and Class C Shares of the Fund for which such fees were paid for the fiscal years ended October 31, 2023, 2024 and 2025. Class C Shares of the Fund were converted to Class A Shares effective January 21, 2026.

	Rule 12b-1 Fees Paid ($)			Rule 12b-1 Fees Waived ($)
	2023	2024	2025	2023	2024	2025
Select MLP and Energy Fund	61,552	61,417	149,695	0	0	0

For the fiscal year ended October 31, 2025, the Fund paid Rule 12b-1 fees to the Distributor in the amount of $149,695. The Distributor retained $99,980 and paid $49,715 to unaffiliated broker-dealers. The Rule 12b-1 payments were used for (1) compensation to dealers, $48,216, (2) compensation to sales personnel, $380,063, (3) advertising, $110,950 (4) printing and mailing of prospectuses to other than current shareholders, $431; and (5) other, $160,097.

No interested person of the Fund other than the Distributor and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plans.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As described in the Fund’s prospectus, the portfolio manager(s) who are responsible for the Fund are:

Fund	Portfolio Manager(s)

Select MLP and Energy Fund	Rodney C. Clayton David D. Grumhaus, Jr.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Subadviser may have in place that could benefit the Fund and/or such other accounts. The Board has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. The Subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. Additionally, any conflicts of interest between the investment strategies of the Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following tables provide information as of October 31, 2025, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the Fund as named in the Prospectus. In the tables, Registered Investment Companies include all open and closed-end funds. Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

The portfolio managers managing the Fund may also manage or be members of management teams for other Virtus Funds or other similar accounts.

Other Accounts Managed (No Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Rodney C. Clayton	2	$567 million	2	$266 million	0	N/A
David D. Grumhaus, Jr.	3	$575 million	0	N/A	0	N/A

Other Accounts Managed (With Performance-Based Fees)

The portfolio managers of the Fund did not manage any accounts with performance-based fees during the most recent fiscal period.

Portfolio Manager Compensation

Compensation Structure for Duff & Phelps

Virtus and certain of its affiliated investment management firms, including Duff & Phelps (collectively in this section, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Fund managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of the Fund/account managed.

Fund	Performance Benchmark	Peer Group

Select MLP and Energy Fund	Alerian Midstream Energy Index	Lipper Energy MLP Funds

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Portfolio Manager Fund Ownership

The following table states, as of October 31, 2025, (i) the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund that he or she managed, and (ii) to the extent such information is applicable and has been made available to the Fund, the dollar range of financial exposure, including through compensation plans, to any other investment vehicles he or she managed that have substantially similar investment objectives, policies and strategies to the Fund. The other investment vehicles may include separately managed accounts or private placement vehicles, and the financial exposure to such other investment vehicles may or may not include ownership from a legal perspective. Typically, exposure through a deferred compensation plan does not include legal ownership, but the plan participant’s account value rises and falls with the value of the investments selected within the plan.

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Value of Financial Exposure Through Similar Strategies
Rodney C. Clayton	Select MLP and Energy Fund	$100,001 –$500,000	$10,001 –$50,000
David D. Grumhaus	Select MLP and Energy Fund	$100,001 –$500,000	$50,001 – $100,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting transactions for the Fund, the Adviser or Subadviser adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker and its ability to provide research services. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Fund.

The Subadviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund are considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its contract with the Trust and may benefit both the Fund and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Fund.

If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Some Fund transactions are, subject to the Conduct Rules of FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Fund.

The Trust has Board-approved policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching policy, no Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if good reason for such different allocation is provided and approved in accordance with the Subadviser’s policies and procedures adopted in accordance with the Trust’s policy. The Board will review the bunching policy from time to time as it deems appropriate.

The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund(s). In allocating portfolio transactions, each underlying fund’s adviser or subadviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The above discussion of the portfolio transactions and brokerage procedures of the Fund also applies to those underlying mutual funds that are affiliated with the Fund.

The following table shows aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended October 31, 2023, 2024 and 2025.

	Aggregate Amount of Brokerage Commissions ($)
Fund	2023	2024	2025
Select MLP and Energy Fund	17,970	15,500	28,591

Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Subadvisers. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by a Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds or accounts in a manner equitable to the fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds. It is the opinion of the Board of the Trust that the desirability of utilizing each Subadviser as an investment adviser to the Fund outweighs the disadvantages that may be said to exist from simultaneous transactions.

In the fiscal years ended ended October 31, 2023, 2024 and 2025, no brokerage commissions were paid by the Fund to any affiliate of the Fund, the Adviser or the Distributor, or to any affiliate of any affiliate of the Fund, the Adviser or the Distributor.

For the fiscal years ended October 31, 2023, 2024 and 2025, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provided research or other brokerage services to the Adviser or subadviser:

	Total Dollar Amount of Brokerage Commissions for Research Services ($)			Total Dollar Amount of Transactions Involving Brokerage Commissions For Research Services ($)
Fund	2023	2024	2025	2023	2024	2025
Select MLP and Energy Fund	17,970	15,500	28,591	29,840,988	31,773,462	71,605,150

Securities of Regular Broker-Dealers

The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parent companies held by the Fund as of the close of their most recent fiscal year. The Fund did not hold securities of those brokers or dealers as of October 31, 2025.

During the fiscal year ended October 31, 2025, the Fund had directed no brokerage transactions to brokers for proprietary and third party research services.

PURCHASE, REDEMPTION AND PRICING OF SHARES

For Class A Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. Class A Shares generally incur a sales charge when they are purchased. However, there are several opportunities for reducing or eliminating the sales charges, which are further described in the Prospectus. Without limiting the foregoing, trustees, directors and officers of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates, and directors, officer, and full-time employees and sales representatives (for at least 90 days), of the Fund’s Adviser, subadviser or Distributor, qualify to purchase Class A Shares without an initial sales charge.

For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, Subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement as further described in the Prospectus or (iii) by Trustees of the Fund and trustees/directors of affiliated open- and closed-end funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived.

The minimums may be reduced or waived in some circumstances.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf.

Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). The Fund also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. .

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and service fees. Sales personnel of broker-dealers distributing the Fund’s shares may receive differing compensation for selling Class A Shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Pricing of Shares

The NAV per share of each class of the Fund generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading. The Fund will not calculate its NAV per share class on days when the NYSE is closed for trading.

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the NAV of the Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The NAV per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee (if any) and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for the Fund’s foreign securities investments contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time the Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined by the Adviser pursuant to policies and procedures approved by the Board.

Security valuation procedures for the Fund include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Adviser. The Valuation Committee is comprised of certain Trust officers and/or representatives of the Adviser and/or Administrator. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

▪ Level 1 – quoted prices in active markets for identical securities

▪ Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪ Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund will fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 in the hierarchy.

INVESTOR ACCOUNT SERVICES AND POLICIES

The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800.243.1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Fund and its agents reserve the right to modify or terminate these services upon reasonable notice.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete a Bank Option Application and attach a voided check, if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.243.1574 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Notice to Non-U.S. Individual Shareholders

The Trust and its Shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. The Trust reserves the right, however, to sell Shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in the Trust provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Trust is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the Unites States may be restricted from purchasing additional Shares.

In the course of its business, the Trust, its service providers and/or its selling agents may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. The Trust, its service providers and/or its selling agents shall comply with all applicable data protection regulation in processing personal data within their respective possession, including the EU General Data Protection Regulation (EU/2016/679) (“GDPR”). For shareholders who are residents or citizens of the European Union, personal data will be generally processed to open an account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with legal obligations under GDPR.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a RIC

Each Fund within the Trust is treated as a separate corporation for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. The Fund has elected to qualify and intends to qualify each year as a RIC under Subchapter M of the Code. In each taxable year that the Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed further below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that the Fund fails to distribute all of its taxable income, it will be subject to federal corporate income tax (at the applicable rate, currently 21%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.

The Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or a later date, if the Fund so elects). In addition, each RIC must distribute an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year to avoid the excise tax. Pursuant to this requirement, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax shall be considered to have been distributed. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

A Fund must meet several requirements to maintain its status as a RIC. These requirements include the following:

(1) at least 90% of its gross income for each taxable year must be derived from:

a. dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock or securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and

b. net income derived from an interest in a “qualified publicly traded partnership;” and

(2) at the close of each quarter of the Fund’s taxable year:

a. at least 50% of the value of the Fund’s total assets must consist of cash, cash items (including receivables), securities of other RICs, U.S. Government securities and other securities generally limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and to not more than 10% of the issuer’s outstanding voting securities (equity securities of qualified publicly traded partnerships being considered voting securities for these purposes), and

b. the Fund must not invest more than 25% of its total assets in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that are controlled by the Fund and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

The Code provides relief for certain de minimis failures to meet the gross income requirement or diversification requirements or for certain failures so long as the failure is “due to reasonable cause and not due to willful neglect” and the Fund takes certain corrective measures. These relief provisions may prevent the Fund from being disqualified as a RIC and/or affect the amount of tax on the Fund’s income as a result of the failure to meet certain tests. The Fund reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount.  In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. The level of such investments is not expected to affect the Fund’s ability to distribute adequate income to qualify as a RIC.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium. Some or all of a Fund’s gain from a tax-exempt bond purchased at a market discount (i.e., purchased below their principal or face value) may be treated as ordinary income as opposed to capital gain. Accordingly, the taxable distributions to a Fund shareholder may be increased.

To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax issues may arise such as whether, when or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Taxation of Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. As noted above, if the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the Fund may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the Fund may recognize income for tax purposes without a corresponding receipt of cash over the life of the debt. The Fund’s exercise of the conversion privilege is generally treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.

Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company may be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Taxation of Derivatives and Foreign Currency Transactions

Many futures contracts and foreign currency contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund’s portfolio.

Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of the Fund consisting of at least one stock and at least one stock option or other position with respect to a related security that substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by the Fund.

Positions of the Fund consisting of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code that substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. The Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan transactions and certain other transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing or character of distributions to, and thus taxes payable by, shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) could affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax. Accordingly, any of the foregoing rules may affect the amount, character, and timing of gain and income and, therefore, may affect the distribution to a Fund shareholder. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules. While the Fund will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, no guarantee can be given that the IRS or a court will concur with the Fund’s treatment and that adverse tax consequences will not ensue.

Taxation of Certain Commodities Transactions

The Fund’s direct investment in commodities and use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a RIC and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked derivatives do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including exchange-traded notes and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

To the extent that, in order to achieve exposure to commodities, the Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

Taxation of Foreign Investments

If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies to avoid or minimize any tax and/or interest charge on excess distributions.

Under limited circumstances, the Fund may be required to include in income certain amounts allocated to it as a shareholder of a controlled foreign corporation without receiving a distribution. Those amounts are treated as a dividend to the extent actually distributed by the controlled foreign corporation in the same year and would be included in the Fund’s investment company taxable income and not taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. Any amount required to be included in the Fund’s income, but not distributed by the controlled foreign corporation, is not treated as a dividend.

The Fund may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of the Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to (but is not obligated to) “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of the Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then the Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If the Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.

Investments in Master Limited Partnerships (“MLPs”)

A Fund’s ability to make investments in MLPs is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs. Such investments might generate taxable income in excess of cash, either (i) in respect of an MLP debt restructuring, or (ii) on the sale of an interest therein. A sale of such an investment could also potentially involve “recapture” of ordinary income.

Short Sales

To the extent a fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Investments in Other Stock or Securities of Uncertain Tax Character

The Fund may invest in stock or securities of which the U.S. federal tax character, treatment, or nature may not be certain or subject to recharacterization by the IRS. To the extent the tax treatment of such stock or securities differs from the anticipated tax treatment by such Fund, the Fund may purchase, sell, dispose of, or otherwise change its portfolio in order to comply with the governing tax treatment applicable to qualification as a RIC under the Code.

Taxation of Distributions to Shareholders

Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both the Fund and its shareholders. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income.

Distributions made by the Fund from ordinary investment income and net short-term capital gains will be taxed to the Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of the Fund will qualify for the 50% dividends-received deduction to the extent the Fund reports such amounts as qualifying dividend distributions; however, the portion that may be so reported is subject to certain limitations. Distributions by the Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain and will not be eligible for the corporate dividends-received deduction. Distributions in excess of the current and accumulated earnings and profits of the Fund will be treated as a tax-free return of capital to the extent of each shareholder’s adjusted basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as a capital asset). A shareholder’s basis is determined separately with respect to each share of the Fund and may vary if the Shareholder acquired different shares at different times. Shareholders should consult their own tax professionals regarding the tax consequences with specific reference to their own tax situation.

U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxed on amounts reported by the Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by the Fund on such undistributed capital gains, if any.

If the Fund invests in REITs and receives qualified REIT dividends, the Fund may pay Code Section 199A dividends limited to the excess of the Fund’s qualified REIT dividends for the taxable year over allocable expenses. Under Treasury Regulations, non-corporate shareholders who meet holding period and certain other requirements are eligible for a 20% deduction against such Code Section 199A dividends. The Treasury Regulations do not extend similar treatment to qualified publicly traded partnership income as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through a Fund in their qualified business income deduction. This could cause a non-corporate shareholder to be subject to a higher effective tax rate on distributions received from a Fund compared to the effective tax rate applicable to qualified publicly traded partnership (including an MLP) income the shareholder would have derived if investing directly in the qualified publicly traded partnership (including an MLP).

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under the Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder. Payments made “in lieu of” dividends will not be considered dividend income.

Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

For United States federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable Treasury Regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Treasury Regulations that may differ from United States Generally Accepted Accounting Principles.

Shareholders should consult their own tax professionals about their tax situations.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in the Fund or upon an exchange of his or her shares in the Fund for shares in another Virtus Mutual Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income. Net capital losses for non-corporate taxpayers in excess of $3,000 may be carried forward. Corporate taxpayers may carry back net capital losses for three years or carry forward net capital losses for five years, but generally may not deduct net capital losses in the year such losses arise.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the calendar year of the disposition. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.

Tax Information Notices

Written notices will be sent to shareholders (by United States mail and/or electronic delivery, as applicable) regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding

Pursuant to the Code and Treasury Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account that does not have a taxpayer identification number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Fund (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of his or her taxpayer identification number.

Foreign Shareholders

Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty provided such income is not effectively connected with a U.S. trade or business carried on by the foreign shareholder. Dividends paid by the Fund to foreign shareholders that are derived from short-term capital gains and certain qualifying U.S. source net interest income, and that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. Depending on the circumstances, the Fund may report all, some or none of the potentially eligible dividends as “interest-related dividends” or “short-term capital gain dividends.” A foreign person who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate. Foreign shareholders are urged to consult their own tax professionals concerning the applicability of the United States withholding tax and any foreign taxes.

Under the Foreign Account Tax Compliance Act (FATCA), a 30% withholding tax may apply to certain U.S.-source dividends, interest, and other withholdable payments made to certain foreign financial institutions or other foreign entities, unless such financial institution or entity enters into an agreement to collect and report certain information regarding their direct and indirect U.S. account holders and owners to tax authorities, comply with due diligence procedures, and satisfy certain other requirements or are otherwise exempt from FATCA. The obligation to withhold under FATCA applies even if the payment would otherwise be exempt from withholding under an applicable tax treaty or under the rules applicable to foreign shareholders. Under proposed Treasury Regulations on which taxpayers, including the Fund, may rely, the FATCA withholding obligation does not apply to a Fund’s distributions of net capital gain and to the gross proceeds from a sale or redemption of Fund shares. Foreign shareholders are urged to consult their own tax professionals concerning the applicability of FATCA.

Other Tax Consequences

In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor (including a tax-exempt investor). The foregoing discussion is based upon the Code, judicial decisions and applicable Treasury Regulations, rulings and practices in effect as of December 2025, all of which are subject to change and which, if changed, may be applied retroactively to the Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to the Fund.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Treasury Regulations as currently interpreted by the courts and the IRS and is not intended as tax advice to any person. The Code and Treasury Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. In addition, recent changes to the Code have given rise to a number of new provisions, and further guidance is expected over the coming months and years. Accordingly, prospective purchasers are urged to consult their own tax professionals with specific reference to their own tax situations, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. Except as expressly set forth above, the foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in the Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

Tax Sheltered Retirement Plans

Shares of the Fund are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call the Distributor at 800.243.4361 for further information about the plans.

PERFORMANCE INFORMATION

Performance information for the Fund (and any class of the Fund) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Bloomberg U.S. Aggregate Bond Index, Russell 2000 Index®, Russell Midcap® Growth Index and MSCI EAFE® (Europe Australasia Far East) Index.

Advertisements, sales literature and other communications may contain information about the Fund and its Subadviser’s current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Fund may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.50% for the Fund and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Fund also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

Where:

(a) = dividends and interest earned during the period.

(b) = net expenses accrued for the period.

(c) = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

(d) = the maximum offering price per share of the class on the last day of the period.

FINANCIAL STATEMENTS

The fiscal year of the Trust ends on October 31. The Trust will send financial statements to the Fund’s shareholders at least semiannually. A financials report containing financial statements audited by the Trust’s independent registered public accounting firm, PwC, will be made available to shareholders each year and is available without charge upon request.

The Fund’s audited financial statements for the fiscal year ended October 31, 2025, appearing in the Fund’s 2025 Financials Report, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS

A-1 and P-1 Commercial Paper Ratings

The Trust will only invest in commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody’s Investors Services, Inc. (Moody’s), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody’s.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody’s Investors Service, Inc.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P’s Corporate Bond Ratings

AAA — Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

AAA — Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA — Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A — Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB — Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB — Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B — Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC — Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC — Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C— Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD and D — Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating categories.

 APPENDIX B — CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information as of February 11, 2026, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities (Principal Shareholders) and the name of each person who has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund (Control Person), as noted below.

*These entities are omnibus accounts for many individual shareholder accounts. The Fund is not aware of the size or identity of the underlying individual accounts.

CONTROL PERSON NAME AND ADDRESS	FUND	PERCENTAGE (%) OF FUND OUTSTANDING
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND	33.05%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
CHARLES SCHWAB & CO INC * SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS I	11.63%
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS A	57.92%
CHARLES SCHWAB & CO INC * SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS I	5.02%
LPL FINANCIAL* 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS A	5.55%
MORGAN STANLEY SMITH BARNEY LLC * FOR THE EXCLUSIVE BENEFIT OF ITSL 3CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS I	8.08%
NATIONAL FINANCIAL SERVICES LLC * FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS A	13.47%
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS I	12.43%
PERSHING LLC * 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS A	6.20%
	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND-CLASS I	7.17%
VIRTUS DUFF & PHELPS REAL ASSET FUND DUFF & PHELPS INVESTMENT MANAGEMENT CO 10 S WACKER DR STE 1915 CHICAGO IL 60606-7407	VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND CLASS I	28.60%

B-1

VIRTUS ALTERNATIVE SOLUTIONS TRUST

PART C — OTHER INFORMATION

Item 28. Exhibits

(a)	Agreement and Declaration of Trust.
1.	Amended and Restated Agreement and Declaration of Trust of Virtus Alternative Solutions Trust (“Registrant” or “VAST”) dated December 3, 2013, filed via EDGAR (as Exhibit a.1) with Pre-Effective Amendment No. 3 to the Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

2.	Amendment No. 1 to Declaration of Trust of Registrant, dated September 19, 2016, filed via EDGAR (as Exhibit a.2) with Post-Effective Amendment No. 28 to the Registration Statement (File No. 333-191940) on February 7, 2017, and incorporated herein by reference.

3.	Amendment No. 2 to the Declaration of Trust of Registrant, dated June 2, 2017, filed via EDGAR (as Exhibit a.3) with Post-Effective Amendment No. 33 to the Registration Statement (File No. 333-191940) on February 21, 2018, and incorporated herein by reference.

(b)	Bylaws.
1.	Amended and Restated By-Laws of Registrant dated December 3, 2013, filed via EDGAR (as Exhibit b.1) with Pre-Effective Amendment No. 3 to the Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

2.	Amendment No. 1 to the Amended and Restated By-Laws of Registrant, dated September 19, 2016, filed via EDGAR (as Exhibit b.2) with Post-Effective Amendment No. 28 to the Registration Statement (File No. 333-191940) on February 7, 2017, and incorporated herein by reference.

3.	Amendment No. 2 to the Amended and Restated By-Laws of Registrant, dated November 16, 2022, filed via EDGAR (as Exhibit b.3) with Post-Effective Amendment No. 52 to the Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

(c)	Reference is made to Articles III, V and VI of Registrant’s Agreement and Declaration of Trust and Articles II, VII and VIII of Registrant’s By-Laws. See Exhibits (a) and (b).

(d)	Investment Advisory Contracts.
1.	Investment Advisory Agreement between Registrant and Virtus Alternative Investment Advisers, Inc. (n/k/a Virtus Alternative Investment Advisers, LLC) (“VAIA”) effective February 19, 2014, filed via EDGAR (as Exhibit d.1) with Pre-Effective Amendment No. 3 to the Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

a)	First Amendment to the Investment Advisory Agreement between Registrant and VAIA effective September 8, 2014, filed via EDGAR (as Exhibit d.1.a) with Post-Effective Amendment No. 4 to the Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

b)	Second Amendment to the Investment Advisory Agreement between Registrant and VAIA effective April 29, 2015, filed via EDGAR (as Exhibit d.1.b) with Post-Effective Amendment No. 18 to the Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

c)	Third Amendment to the Investment Advisory Agreement between Registrant and VAIA effective June 4, 2015, filed via EDGAR (as Exhibit d.1.c) with Post-Effective Amendment No. 18 to the Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

d)	Fourth Amendment to the Investment Advisory Agreement between Registrant and VAIA effective September 8, 2015, filed via EDGAR (as Exhibit d.1.d) with Post-Effective Amendment No. 22 to the Registration Statement (File No. 333-191940) on September 8, 2015, and incorporated herein by reference.

e)	Fifth Amendment to the Investment Advisory Agreement between Registrant and VAIA effective March 29, 2018, filed via EDGAR (as Exhibit d.1.e) with Post-Effective Amendment No. 35 to the Registration Statement (File No. 333-191940) on September 21, 2018, and incorporated herein by reference.

f)	Sixth Amendment to the Investment Advisory Agreement between Registrant and VAIA effective November 14, 2018, filed via EDGAR (as Exhibit d.1.f) with Post-Effective Amendment No. 36 to the Registration Statement (File No. 333-191940) on December 6, 2018, and incorporated herein by reference.

g)	Seventh Amendment to the Investment Advisory Agreement between Registrant and VAIA effective February 28, 2020, filed via EDGAR (as Exhibit d.1.g) with Post-Effective Amendment No. 42 to the Registration Statement (File No. 333-191940) on February 26, 2020, and incorporated herein by reference.

h)	Eighth Amendment to the Investment Advisory Agreement between Registrant and VAIA effective May 12, 2023, filed via EDGAR (as Exhibit d.1.h) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

i)	Transfer and Assumption Agreement dated January 1, 2025, among the Registrant, VAIA, and Virtus Investment Advisers, LLC (“VIA”) of the Investment Advisory Agreement with respect to Virtus Duff & Phelps Select MLP and Energy Fund (“Duff & Phelps Select MLP and Energy Fund”) and Virtus KAR Long/Short Equity Fund (“KAR Long/Short Equity Fund”) (since liquidated) dated as of February 19, 2014, as amended, filed via EDGAR (as Exhibit d.1.i) with Post-Effective Amendment No. 54 to the Registration Statement (File No. 333-191940) on February 26, 2025, and incorporated herein by reference.

2.	Amended and Restated Investment Advisory Agreement between Registrant and VIA with respect to Duff & Phelps Select MLP and Energy Fund and KAR Long/Short Equity Fund (since liquidated) effective January 1, 2025, filed via EDGAR (as Exhibit d.2) with Post-Effective Amendment No. 54 to the Registration Statement (File No. 333-191940) on February 26, 2025, and incorporated herein by reference.

3.	Amended and Restated Investment Advisory Agreement between Registrant and VAIA with respect to Virtus AlphaSimplex Global Alternatives Fund (“AlphaSimplex Global Alternatives Fund”) and Virtus AlphaSimplex Managed Futures Strategy Fund (“AlphaSimplex Managed Futures Strategy Fund”) effective January 1, 2025, filed via EDGAR (as Exhibit d.3) to the Registration Statement (File No. 333-191940) on February 26, 2025, and incorporated herein by reference.

4.	Subadvisory Agreement among VAIA, Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Registrant with respect to Virtus Duff & Phelps Select MLP and Energy Fund, filed via EDGAR (as Exhibit d.20) with Post-Effective Amendment No. 22 to the Registration Statement (File No. 333-191940) on September 8, 2015, and incorporated herein by reference.

a) Transfer and Assumption Agreement dated January 1, 2025, by and between among Registrant, VAIA, VIA and Duff & Phelps with respect to the subadvisory agreement with Duff & Phelps dated as of February 19, 2014, as amended, on behalf of Virtus Duff & Phelps Select MLP and Energy Fund, filed via EDGAR (as Exhibit d.4.a) with Post-Effective Amendment No. 54 to the Registration Statement (File No. 333-191940) on February 26, 2025, and incorporated herein by reference.

5.	Subadvisory Agreement among VAIA, AlphaSimplex Group, LLC (“AlphaSimplex”) and Registrant with respect to AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund effective May 12, 2023, filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

6.	Investment Advisory Agreement between AlphaSimplex Global Alternatives Cayman Fund Ltd. and VAIA effective May 12, 2023, filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

7.	Investment Advisory Agreement between AlphaSimplex Managed Futures Strategy Cayman Fund Ltd. and VAIA effective May 12, 2023, filed via EDGAR (as Exhibit d.6) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

8.	Subadvisory Agreement among VAIA, AlphaSimplex and AlphaSimplex Global Alternatives Cayman Fund Ltd. effective May 12, 2023, filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

9.	Subadvisory Agreement among VAIA, AlphaSimplex and AlphaSimplex Managed Futures Strategy Cayman Fund Ltd. effective May 12, 2023, filed via EDGAR (as Exhibit d.8) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

(e)	Underwriting Agreement
1.	Underwriting Agreement with VP Distributors, LLC (“VP Distributors”) dated February 19, 2014, filed via EDGAR (as Exhibit e.1) with Pre-Effective Amendment No. 3 to the Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

2.	Form of Sales Agreement between VP Distributors and dealers, effective September 2019, filed via EDGAR (as Exhibit e.2) with Post-Effective Amendment No. 41 to the Registration Statement (File No. 333-191940) on October 30, 2019, and incorporated herein by reference.

a)	*Amended Annex A to Form of Sales Agreement between VP Distributors and dealers effective January 2026 filed via EDGAR (as Ex. e.2.a) herewith.

(f)	Deferred Compensation Plan effective April 8, 2022, filed via EDGAR (as Exhibit f) with Post-Effective Amendment No. 141 to Virtus Equity Trust’s (“VET”) Registration Statement (File No. 002-16590) on January 23, 2023, and incorporated herein by reference.

(g)	Custodian Agreement
1.	Custody Agreement between Registrant and The Bank of New York Mellon dated March 21, 2014, filed via EDGAR (as Exhibit g.1) with Pre-Effective Amendment No. 3 to the Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

a)	Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon effective May 19, 2015, filed via EDGAR (as Exhibit g.1.b) with Post-Effective Amendment No. 16 to the Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

b)	Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.1.c) with Post-Effective Amendment No. 24 to the Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

c)	Joinder Agreement and Amendment to Custody Agreement between Registrant, VET and VOT , VAT, Virtus Retirement Trust (“VRT”; formerly known as Virtus Institutional Trust), Virtus Variable Insurance Trust (“VVIT”) and The Bank of New York Mellon dated September 11, 2017, filed via EDGAR (as Exhibit g.1.d) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

d)	Amendment to Custody Agreement between Registrant, VET, VOT, VAT, VRT and VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(e)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Custody Agreement between Registrant, VET, VOT, VAT, VRT and VVIT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.1.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Custody Agreement between Registrant, VET, VOT, VRT, VAT, VVIT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.1.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Custody Agreement between Registrant, VET, VOT, VRT, VAT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.1.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Custody Agreement between Registrant, VET, VOT, VRT, VAT, VVIT and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.1.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)	Amendment and Joinder to Custody Agreement between Registrant, VET, VOT, VRT, VAT, VVIT, VATS Offshore Fund, Ltd. (“VATS”) and the Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.1.i) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

j)	Amendment to Custody Agreement between Registrant, VET, VOT, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of November 16, 2020, filed via EDGAR (as Exhibit g.1.j) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)	Amendment to Custody Agreement between Registrant, VET, VOT, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of December 1, 2020, filed via EDGAR (as Exhibit g.1.k) with Post-Effective Amendment No. 115 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

l)	Amendment and Joinder to Custody Agreement between Registrant, VET, VOT, VRT, VAT, VVIT, VATS, Virtus Investment Trust (“Investment Trust”), Virtus Strategy Trust (“VST”) and the Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.1.l) with Post-Effective Amendment No. 119 to VOT’s Registration Statement (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

m)	Amendment to Custody Agreement between Registrant, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(n)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

n)	Amendment and Joinder to Custody Agreement between Registrant, The Merger Fund® (“TMF”), The Merger Fund® VL (“TMFVL”), Virtus Event Opportunities Trust (“VEOT”), VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.1.n) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

o)	Amendment and Joinder to Custody Agreement between Registrant, TMF, TMFVL, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, and the Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.1.o) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

p)	Amendment and Joinder to Custody Agreement between Registrant, TMF, TMFVL, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, Stone Harbor Leveraged Loan Fund LLC (“Leveraged Loan Fund”) and the Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.1.p) with Post-Effective Amendment No. 52 to the Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

q)	Amendment and Joinder to Custody Agreement between TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, Leveraged Loan Funds, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and the Bank of New York Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit g.1.q) with Post-Effective Amendment No. 142 to VET’s Registration Statement (File No. 002-16590) on January 23, 2024, and incorporated herein by reference.

r)	Amendment to Custody Agreement between TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, Leveraged Loan Fund, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and The Bank of New York Mellon dated as of December 1, 2024, filed via EDGAR (as Exhibit g.1.r) with Pre-Effective Amendment No. 1 to Virtus Managed Account Completion Shares (MACS) Trust (“MACS”) Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

s)	Form of Amendment to Custody Agreement between TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, Leveraged Loan Fund, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., MACS, and The Bank of New York Mellon filed via EDGAR (as Exhibit g.1.s) with Pre-Effective Amendment No. 1 to MACS Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

t)	Amendment to Custody Agreement among TMF, TMFVL, VAST, VEOT, VET, VOT, VRT, VAT, VVIT, VATS, Investment Trust, VST, MACS, Virtus Global Credit Opportunities Fund (“GCO”), Leveraged Loan Fund, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and The Bank of New York Mellon dated March 31, 2025, filed via EDGAR (as Exhibit j.2.t) to GCO’s Pre-Effective Amendment No. 1 (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

2.	Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon filed via EDGAR (as Exhibit g.2) with Pre-Effective Amendment No. 4 to the Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

a)	Amendment to Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit g.2.a) with Post-Effective Amendment No. 4 to the Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

b)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR (as Exhibit g.2.b) with Post-Effective Amendment No. 16 to the Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

c)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.2.c) with Post-Effective Amendment No. 24 to the Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

d)	Joinder Agreement and Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, Duff & Phelps Select MLP and Midstream Energy Fund Inc. (“DSE”), Virtus Global Multi-Sector Income Fund (“VGI”) and Virtus Total Return Fund Inc. (“ZTR”) and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(j)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.2.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.2.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated September 1, 2019, filed via EDGAR (as Exhibit g.2.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated November 18, 2019, filed via EDGAR (as Exhibit g.2.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)	Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS and The Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.2.i) with Post-Effective Amendment No. 135 to VET’s Registration Statement (File No. 002-16590) on October 19, 2020, and incorporated herein by reference.

j)	Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS and The Bank of New York Mellon dated as of November 13, 2020, filed via EDGAR (as Exhibit g.2.l) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)	Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, VGI, ZTR, VATS, Investment Trust, VST, DSE, Virtus Artificial Intelligence & Technology Opportunities Fund (f/k/a Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund) (“AIO”), Virtus Convertible & Income 2024 Target Term Fund (f/k/a Virtus AllianzGI Convertible & Income 2024 Target Term Fund) (“CBH”), Virtus AllianzGI Convertible & Income Fund (f/k/a Virtus AllianzGI Convertible & Income Fund) (“NCV”), Virtus Convertible & Income Fund II (f/k/a Virtus AllianzGI Convertible & Income Fund II) (“NCZ II”), Virtus Diversified Income & Convertible Fund (f/k/a Virtus AllianzGI Diversified Income & Convertible Fund) (“ACV”), Virtus Equity & Convertible Income Fund (f/k/a Virtus AllianzGI Equity & Convertible Income Fund) (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ” and together with AIO, CBH, NCV, NCZ II, ACV, and NIE, the “VCEFII”) and The Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.2.k) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

l)	Amendment to Foreign Custody Manager Agreement between VAST, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, DSE, VGI, ZTR, VCEFII, Investment Trust, VST, and The Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(bb)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

m)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, DSE, VGI, ZTR, VCEFII and The Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.2.m) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

n)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, VGI, ZTR, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), Virtus Stone Harbor Emerging Markets Total Income Fund (“EDI”) (VGI, ZTR, EDF and EDI collectively, the “Closed-End Funds”), VCEFII and The Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.2.n) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

o)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII, EDF, and The Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.2.o) with Post-Effective Amendment No. 52 to VAST’s Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

p)	Amendment and Joinder to Foreign Custody Agreement between VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII, EDF, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., and the Bank of New York Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit g.2.p) with Post-Effective Amendment No. 142 to VET’s Registration Statement (File No. 002-16590) on January 23, 2024, and incorporated herein by reference.

q)	Form of Amendment and Joinder to Foreign Custody Agreement between VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII, EDF, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., MACS, and the Bank of New York Mellon filed via EDGAR (as Exhibit g.2.q) with Pre-Effective Amendment No. 1 to MACS Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

r)	Amendment and Joinder to Foreign Custody Agreement among VAST, TMF, TMFVL, VEOT, VET, VOT, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII, EDF, AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., AlphaSimplex Global Alternatives Cayman Fund Ltd., MACS, GCO, and the Bank of New York Mellon effective March 31, 2025, filed via EDGAR (as Exhibit j.2.r) with GCO’s Pre-Effective Amendment No. 1 (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

(h)	Other Material Contracts

1.	Amended and Restated Transfer Agency and Service Agreement between VET, VOT, VAST, VAT, VRT and Virtus Fund Services, LLC (“Virtus Fund Services”) dated September 20, 2018, filed via EDGAR (as Exhibit h.1) with Post-Effective Amendment No. 119 to VET’s Registration Statement (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

2.	Sub-Transfer Agency and Shareholder Services Agreement among VET, VOT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 54 to Virtus Insight Trust’s (“VIT”) Registration Statement (File No. 033-64915) on April 27, 2012 and incorporated herein by reference.

a)	Adoption and Amendment Agreement among the VAST, VET, VOT, Virtus Fund Services and BNY Mellon, dated as of March 21, 2014, filed via EDGAR (as Exhibit h.2.b) with Pre-Effective Amendment No. 4 to the Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

b)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, Virtus Fund Services and BNY Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit h.2.a) with Post-Effective Amendment No. 4 to the Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

c)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, Virtus Fund Services and BNY Mellon dated as of June 1, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

d)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, Virtus Fund Services and BNY Mellon dated as of November 12, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 9 to the Registration Statement (File No. 333-191940) on January 22, 2015, and incorporated herein by reference.

e)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, Virtus Fund Services and BNY Mellon dated as of May 28, 2015, filed via EDGAR (as Exhibit h.2.d) with Post-Effective Amendment No. 18 to the Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

f)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, VRT, Virtus Fund Services and BNY Mellon dated as of December 10, 2015, filed via EDGAR (as Exhibit h.2.e) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

g)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

h)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.h) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

i)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of September 18, 2017, filed via EDGAR (as Exhibit h.2.i) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

j)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of January 1, 2018, filed via EDGAR (as Exhibit h.2.j) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of September 20, 2018, filed via EDGAR (as Exhibit h.2.k) with Post-Effective Amendment No. 119 to VET’s Registration Statement (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

l)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among the VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of December 21, 2018, filed via EDGAR (as Exhibit h.2.l) with Post-Effective Amendment No. 120 to VET’s Registration Statement (File No. 002-16590) on January 25, 2019, and incorporated herein by reference.

m)	Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of March 22, 2019, filed via EDGAR (as Exhibit h.2.m) with Post-Effective Amendment No. 35 to VAT’s Registration Statement (File No. 333-08045) on April 25, 2019, and incorporated herein by reference.

n)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of May 22, 2019, filed via EDGAR (as Exhibit h.2.n) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of September 1, 2019, filed via EDGAR (as Exhibit h.2.o) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of November 18, 2019, filed via EDGAR (as Exhibit h.2.p) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

q)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of August 27, 2020, filed via EDGAR (as Exhibit h.2.q) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

r)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Virtus Fund Services and BNY Mellon, dated as of November 13, 2020, filed via EDGAR (as Exhibit h.2.r) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

s)	Adoption Agreement and Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of June 9, 2021, filed via EDGAR (as Exhibit h.2.r) with Post-Effective Amendment No. 138 to VET’s Registration Statement (File No. 002-16590) on August 2, 2021, and incorporated herein by reference.

t)	Amendment to Sub-Transfer and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of August 2, 2021, filed via EDGAR (as Exhibit 13(v)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

u)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of December 1, 2021, filed via EDGAR (as Exhibit h.2.u) with Post-Effective Amendment No. 122 to VOT’s Registration Statement (File No. 033-65137) on December 6, 2021, and incorporated herein by reference.

v)	Adoption Agreement and Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, VET, VOT, VAT, VRT, Investment Trust, VST, TMF, Virtus Event Opportunities Trust (“VEOT”), Virtus Fund Services and BNY Mellon, dated as of January 12, 2022, filed via EDGAR (as Exhibit h.2.v) with Post-Effective Amendment No. 45 to the Registration Statement (File No. 333-19194) on February 24, 2022, and incorporated herein by reference.

w)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, TMF, VEOT, VET, VOT, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of February 24, 2022, filed via EDGAR (as Exhibit h.2.w) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

x)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, TMF, VEOT, VET, VOT, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of September 1, 2022, filed via EDGAR (as Exhibit h.2.x) with Post-Effective Amendment No. 128 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

y)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, TMF, VEOT, VET, VOT, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of May 19, 2023, filed via EDGAR (as Exhibit h.2.y) with Post-Effective Amendment No. 130 to VOT’s Registration Statement (File No. 033-65137) on September 26, 2023, and incorporated herein by reference.

z)	Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon filed via EDGAR (as Exhibit h.2.z) with Post-Effective Amendment No. 134 to VOT’s Registration Statement (File No. 033-65137) on September 25, 2024, and incorporated herein by reference.

aa)	Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, MACS, Virtus Fund Services and BNY Mellon filed via EDGAR (as Exhibit h.2.aa) with Pre-Effective Amendment No. 1 to MACS Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

bb)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, VET, VOT, VAT, VAST, VRT, Investment Trust, VST, MACS, Virtus Fund Services, GCO and BNY Mellon, dated as of March 31, 2025, filed via EDGAR (as Exhibit h.2.bb) with Post-Effective Amendment No. 222 to the Investment Trust’s Registration Statement (File No. 033-36528) on June 18, 2025, and incorporated herein by reference.

3.	Administration Agreement between the Registrant and Virtus Fund Services effective February 19, 2014, filed via EDGAR (as Exhibit h.3) with Pre-Effective Amendment No. 3 (File No. 333-191940) to the Registration Statement on March 28, 2014, and incorporated herein by reference.

a)	First Amendment to Administration Agreement between the Registrant and Virtus Fund Services effective September 8, 2014, filed via EDGAR (as Exhibit h.3.a) with Post-Effective Amendment No. 4 (File No. 333-191940) to the Registration Statement on September 8, 2014, and incorporated herein by reference.

b)	Second Amendment to Administration Agreement between the Registrant and Virtus Fund Services effective April 7, 2015, filed via EDGAR (as Exhibit h.3.b) with Post-Effective Amendment No. 16 (File No. 333-191940) to the Registration Statement on May 29, 2015, and incorporated herein by reference.

c)	Third Amendment to Administration Agreement between the Registrant and Virtus Fund Services effective June 4, 2015, filed via EDGAR (as Exhibit h.3.c) with Post-Effective Amendment No. 18 (File No. 333-191940) to the Registration Statement on June 5, 2015, and incorporated herein by reference.

d)	Fourth Amendment to Administration Agreement between the Registrant and Virtus Fund Services effective September 8, 2015, filed via EDGAR (as Exhibit h.3.d) with Post-Effective Amendment No. 22 (File No. 333-191940) to the Registration Statement on September 8, 2015, and incorporated herein by reference.

e)	Fifth Amendment to Administration Agreement between the Registrant and Virtus Fund Services effective December 1, 2016, filed via EDGAR (as Exhibit h.3.e) with Post-Effective Amendment No. 28 (File No. 333-191940) on February 7, 2017, and incorporated herein by reference.

f)	Sixth Amendment to Administration Agreement between the Registrant and Virtus Fund Services effective November 14, 2018, filed via EDGAR (as Exhibit h.3.f) with Post-Effective Amendment No. 36 to the Registration Statement (File No. 333-191940) on December 6, 2018, and incorporated herein by reference.

g)	Seventh Amendment to Administration Agreement between the Registrant and Virtus Fund Services effective May 12, 2023, filed via EDGAR (as Exhibit h.3.g) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

4.	Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 50 to VIT’s Registration Statement (File No. 033-64915) on February 25, 2010 and incorporated herein by reference.

a)	First Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June 30, 2010, filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

b)	Second Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September 14, 2010 filed via EDGAR (as Exhibit h.14) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011 and incorporated herein by reference.

c)	Third Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March 15, 2011 filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011 and incorporated herein by reference.

d)	Fourth Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August 28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013 and incorporated herein by reference.

e)	Fifth Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December 18, 2012, filed via EDGAR (as Exhibit h.4.e) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013 and incorporated herein by reference.

f)	Sixth Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, Virtus Fund Services and BNY Mellon, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.4.f) with Post-Effective Amendment No. 64 to VOT’s Registration Statement (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, Virtus Fund Services and BNY Mellon, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.4.g) with Post-Effective Amendment No. 70 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

h)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among the VAST, VET, VOT, VVIT, VATS Offshore Fund, Ltd. (“VATS”), Virtus Fund Services and BNY Mellon dated February 24, 2014, filed via EDGAR (as Exhibit h.4.h) with Pre-Effective Amendment No. 3 to the Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

i)	Joinder Agreement to Sub-Administration and Accounting Services Agreement among the VAST, VET, VOT, VRT, VVIT, VATS, Virtus Fund Services and BNY Mellon dated December 10, 2015, filed via EDGAR (as Exhibit h.4.i) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

j)	Amendment to Sub-Administration and Accounting Services Agreement among the VAST, VET, VOT, VRT, VVIT, VATS, Virtus Fund Services and BNY Mellon dated July 27, 2016, filed via EDGAR (as Exhibit h.4.j) with Post-Effective Amendment No. 31 to the Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Administration and Accounting Services Agreement among the VAST, VET, VOT, VVIT, VRT, Virtus Fund Services and BNY Mellon dated April, 2017, filed via EDGAR (as Exhibit h.4.k) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

l)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among the VAST, VET, VOT, VAT, VVIT, VRT, Virtus Fund Services and BNY Mellon dated September 21, 2017, filed via EDGAR (as Exhibit h.4.l) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

m)	Form of Amendment to Sub-Administration and Accounting Services Agreement among the VAST, VET, VOT, VVIT, VRT, VAT, Virtus Fund Services and BNY Mellon dated December 1, 2018, filed via EDGAR (as Exhibit 13(rr)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

n)	Form of Amendment to Sub-Administration Agreement and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Virtus Fund Services and BNY Mellon dated March 8, 2019, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Virtus Fund Services and BNY Mellon dated May 22, 2019, filed via EDGAR (as Exhibit h.4.o) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Virtus Fund Services and BNY Mellon dated September 1, 2019, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Virtus Fund Services and BNY Mellon dated November 18, 2019, filed via EDGAR (as Exhibit h.4.q) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

r)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Virtus Fund Services and BNY Mellon dated August 27, 2020, filed via EDGAR (as Exhibit h.4.r) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

s)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Virtus Fund Services and BNY Mellon dated November 16, 2020, filed via EDGAR (as Exhibit h.4.s) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

t)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Virtus Fund Services and BNY Mellon dated December 1, 2020, filed via EDGAR (as Exhibit h.4.t) with Post-Effective Amendment No. 115 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

u)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated May 19, 2021, filed via EDGAR (as Exhibit h.4.u) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

v)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated July 30, 2021, filed via EDGAR (as Exhibit h.4.v) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

w)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated February 12, 2022, filed via EDGAR (as Exhibit h.4.w) with Post-Effective Amendment No. 45 to the Registration Statement (File No. 333-19194) on February 24, 2022, and incorporated herein by reference.

x)	Amendment to Sub-Administration and Accounting Services Agreement Registrant, among VAST, VET, VOT, VVIT, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated as of April 8, 2022, filed via EDGAR (as Exhibit h.3.x) with Post-Effective Amendment No. 90 to VVIT’s Registration Statement (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

y)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated as of September 15, 2022, filed via EDGAR (as Exhibit h.3.y) with Post-Effective Amendment No. 219 to VIT’s Registration Statement (File No. 033-36528) on October 26, 2022, and incorporated herein by reference.

z)	Amendment to Sub-Administration and Accounting Services Agreement among VAST, VET, VOT, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services and BNY Mellon dated as of May 19, 2023, filed via EDGAR (as Exhibit h.4.z) with Post-Effective Amendment No. 130 to VOT’s Registration Statement (File No. 033-65137) on September 26, 2023, and incorporated herein by reference.

aa)	Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services and BNY Mellon dated as of May 15, 2024 filed via EDGAR (as Exhibit h.4.aa) with Post-Effective Amendment No. 134 to VOT’s Registration Statement (File No. 033-65137) on September 25, 2024, and incorporated herein by reference.

bb)	Amendment to Sub-Administration and Accounting Services Agreement (Tailored Shareholder Reports) among VET, VOT, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services and BNY Mellon dated as of May 31, 2024, filed via EDGAR (as Exhibit h.4.aa.1) with Post-Effective Amendment No. 221 to VIT’s Registration Statement (File No. 033-36528) on October 24, 2024, and incorporated herein by reference.

cc)	Form of Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., VFS and BNY Mellon dated as of December 1, 2024 filed via EDGAR (as Exhibit h.4.bb) with Post-Effective Amendment No. 134 to VOT’s Registration Statement (File No. 033-65137) on September 25, 2024, and incorporated herein by reference.

dd)	Form of Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services, MACS and BNY Mellon filed via EDGAR (as Exhibit h.4.dd) with Pre-Effective Amendment No. 1 to MACS Registration Statement (File No. 333-280702) on December 27, 2024, and incorporated herein by reference.

ee)	Amendment to Sub-Administration and Accounting Services Agreement among VET, VOT, VAST, VVIT, VRT, VAT, Investment Trust, VST, TMF, TMFVL, VEOT, AlphaSimplex Managed Futures Strategy Cayman Fund, AlphaSimplex Global Alternatives Cayman Ltd., Virtus Fund Services, MACS, GCO and BNY Mellon effective March 31, 2025, filed via EDGAR (as Exhibit k.2.ee) with GCO’s Pre-Effective Amendment No. 1 (File No. 333-284056) on March 10, 2025, and incorporated herein by reference.

5.	Seventeenth Amended and Restated Expense Limitation Agreement between Registrant and VAIA, effective February 28, 2024, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 58 to the Registration Statement (File No. 333-191940) on February 26, 2024, and incorporated herein by reference.

aa) Transfer and Assumption Agreement dated January 1, 2025, among the Registrant, VAIA, and VIA with respect to the Expense Limitation Agreement dated as of March 14, 2024, as amended, filed via EDGAR (as Exhibit d.1.i) with Post-Effective Amendment No. 54 to the Registration Statement (File No. 333-191940) on February 26, 2025, and incorporated herein by reference.

6.	Second Amended and Restated Expense Limitation Agreement between Registrant and VAIA with respect to AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund, effective April 28, 2025, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 55 to the Registration Statement (File No. 333-191940) on April 24, 2025 and incorporated herein by reference.

7.	*Third Amended and Restated Expense Limitation Agreement between Registrant and VIA with respect to Duff & Phelps Select MLP and Energy Fund, effective February 27, 2026, filed via EDGAR (as Exhibit h.7) herewith.

8.	Form of Indemnification Agreement with each Trustee of Registrant, effective as of October 24, 2016, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

9.	Form of Joinder Agreement and Amendment to the Indemnification Agreement with George R. Aylward, Philip R. McLoughlin (since retired), Geraldine M. McNamara (since retired), James M. Oates (since retired), Richard E. Segerson (since retired) and Ferdinand L.J. Verdonck (since retired), effective as of January 18, 2017, filed via EDGAR (as Exhibit h.7.a) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

a)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with George R. Aylward, Philip R. McLoughlin (since retired), Geraldine M. McNamara (since retired), James M. Oates (since retired), Richard E. Segerson (since retired) and Ferdinand L.J. Verdonck (since retired), effective as of January 18, 2017, filed via EDGAR (as Exhibit h.7.a) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

b)	Form of Indemnification Agreement with Sidney E. Harris (since retired) and Connie D. McDaniel, effective as of July 17, 2017, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

10.	Form of Indemnification Agreement with R. Keith Walton and Brian T. Zino, effective as of January 1, 2020, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

11.	Form of Indemnification Agreement with Sarah E. Cogan, Deborah A. DeCotis and F. Ford Drummond, effective as of July 1, 2022, filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 128 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

(i)	Legal Opinion

1.	Opinion of Counsel as to legality of shares dated June 4, 2015, filed via EDGAR (as Exhibit i.1) with Post-Effective Amendment No. 18 (File No. 333-191940) to the Registration Statement on June 5, 2015, and incorporated herein by reference.

2.	Opinion of Counsel as to legality of the shares dated September 7, 2015, filed via EDGAR (as Exhibit i.1) with Post-Effective Amendment No. 22 (File No. 333-191940) to the Registration Statement on September 8, 2015, and incorporated herein by reference.

3.	Opinion of Counsel as to legality of shares dated October 25, 2016, filed via EDGAR (as Exhibit i.2) with Post-Effective No. 31 (File No. 333-191940) to the Registration Statement on November 1, 2016, and incorporated herein by reference.

4.	Opinion of Counsel as to legality of shares dated April 5, 2017, filed via EDGAR (as Exhibit i.3) with Post-Effective Amendment No. 31 (File No. 333-191940) to the Registration Statement on April 10, 2017, and incorporated herein by reference.

5.	Opinion of counsel as to legality of shares dated September 20, 2018, filed via EDGAR (as Exhibit i.6) with Post-Effective Amendment No. 35 to the Registration Statement (File No. 333-191940) on September 21, 2018, and incorporated herein by reference.

6.	*Consent of Dechert LLP filed via EDGAR (as Exhibit i.6) herewith.

(j)	Other Opinions
1.	*Consent of Independent Registered Public Accounting Firm filed via EDGAR (as Exhibit j.1) herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plans
1.	Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) filed via EDGAR (as Exhibit m.1) with Pre-Effective Amendment No. 3 (File No. 333-191940) to the Registration Statement on March 28, 2014, and incorporated herein by reference.

a)	Amendment No. 1 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.1.a) with Post-Effective Amendment No. 4 (File No. 333-191940) to the Registration Statement on September 8, 2014, and incorporated herein by reference.

b)	Amendment No. 2 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.1.b) with Post-Effective Amendment No. 16 (File No. 333-191940) to the Registration Statement on May 29, 2015, and incorporated herein by reference.

c)	Amendment No. 3 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.1.c) with Post-Effective Amendment No. 18 (File No. 333-191940) to the Registration Statement on June 5, 2015, and incorporated herein by reference.

d)	Amendment No. 4 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.1.d) with Post-Effective Amendment No. 22 (File No. 333-191940) to the Registration Statement on September 8, 2015, and incorporated herein by reference.

e)	Amendment No. 5 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.1.e) with Post-Effective Amendment No. 36 to the Registration Statement (File No. 333-191940) on December 6, 2018, and incorporated herein by reference.

f)	Amendment No. 6 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.1.f) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

2.	Class C Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.2) with Pre-Effective Amendment No. 3 (File No. 333-191940) to the Registration Statement on March 28, 2014, and incorporated herein by reference.

a)	Amendment No. 1 to Class C Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.2.a) with Post-Effective Amendment No. 4 (File No. 333-191940) to the Registration Statement on September 8, 2014, and incorporated herein by reference.

b)	Amendment No. 2 to Class C Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.2.b) with Post-Effective Amendment No. 16 (File No. 333-191940) to the Registration Statement on May 29, 2015, and incorporated herein by reference.

c)	Amendment No. 3 to Class C Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.2.c) with Post-Effective Amendment No. 18 (File No. 333-191940) to the Registration Statement on June 5, 2015, and incorporated herein by reference.

d)	Amendment No. 4 to Class C Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.2.d) with Post-Effective Amendment No. 22 (File No. 333-191940) to the Registration Statement on September 8, 2015, and incorporated herein by reference.

e)	Amendment No. 5 to Class C Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.2.e) with Post-Effective Amendment No. 36 to the Registration Statement (File No. 333-191940) on December 6, 2018, and incorporated herein by reference.

f)	Amendment No. 6 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.2.f) with Post-Effective Amendment No. 51 to the Registration Statement (File No. 333-191940) on May 12, 2023, and incorporated herein by reference.

g)	*Amendment No. 7 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act filed via EDGAR (as Exhibit m.2.g) herewith.

(n)	Rule 18f-3 Plan

1.	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act effective as of January 26, 2026, filed via EDGAR (as Exhibit n.1) with Post-Effective Amendment No. 149 to VST’s Registration Statement (File No. 333-148624) on January 21, 2026, and incorporated herein by reference.

(o)	Reserved

(p)	Codes of Ethics
1.	Amended and Restated Code of Ethics of the Virtus Funds effective November 2024, filed via EDGAR (as Exhibit p.1) with Post-Effective Amendment No. 135 to VOT’s Registration Statement (File No. 033-65137) on January 23, 2025, and incorporated herein by reference.

2.	Amended and Restated Code of Ethics of VIA, VAIA, VP Distributors and other Virtus Affiliates (including Duff & Phelps) dated March 1, 2025, filed via EDGAR (as Exhibit p.2) with Post-Effective Amendment No. 222 to the Investment Trust’s Registration Statement (File No. 033-36528) on June 18, 2025, and incorporated herein by reference.

3.	*Amended and Restated Code of Ethics of AlphaSimplex dated March 31, 2025 filed via EDGAR (as Exhibit p.3) herewith.

(q)	Power of Attorney
1.	Power of Attorney for Thomas Brown (since retired), Donald Burke, Roger Gelfenbien (since retired), John Mallin (since retired), Hassell McClellan (since retired), Geraldine McNamara (since retired), and Richard Segerson (since retired), dated April 5, 2017, filed via EDGAR (as Exhibit q.2) with Post-Effective Amendment No. 31 to the Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

2.	Power of Attorney for Trustees Sidney E. Harris (since retired) and Connie D. McDaniel dated June 26, 2017, filed via EDGAR (as Exhibit q.4) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

3.	Power of Attorney for Trustees R. Keith Walton and Brian T. Zino dated December 12, 2019, filed via EDGAR (as Exhibit q.5) with Post-Effective Amendment No. 108 to VOT’s Registration Statement (File No. 033-65137) on January 15, 2020, and incorporated herein by reference.

4.	Power of Attorney for Trustees Sarah E. Cogan, Deborah A. DeCotis and F. Ford Drummond dated August 17, 2022, filed via EDGAR (as Exhibit q.5) with Post-Effective Amendment No. 128 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

*Filed herewith

Item 29. Persons Controlled By or Under Common Control with the Fund

None.

Item 30. Indemnification

The indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 18 of the Underwriting Agreement incorporated herein by reference to Exhibit e.1. Indemnification of Registrant’s Custodian is provided for in Section 9.9, among others, of the Custody Agreement incorporated herein by reference to Exhibit g.1. The indemnification of Registrant’s Transfer Agent is provided for, in Article 6 of the Amended and Restated Transfer Agency and Service Agreement incorporated herein by reference to Exhibit h.1. The Trust has entered into Indemnification Agreements with each trustee, the form of which is incorporated herein by reference to Exhibits h.7, h.7.a, h.7.b, h.8 and h.9, whereby the Registrant shall indemnify the trustee for expenses incurred in any proceeding in connection with the trustee’s service to the Registrant subject to certain limited exceptions.

Section 17(i) of the Investment Company Act of 1940, as amended, requires that no contract or agreement under which any person undertakes to act as investment adviser of, or principal underwriter for, a registered investment company contain any provision which protects or purports to protect such person against any liability to such company or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his obligations and duties under such contract or agreement. Therefore, to the extent that any contract or agreement with the Registrant’s investment adviser or principal underwriter would be interpreted as providing an impermissible limitation of liability of this nature, such limitation will not be enforceable.

In addition, Article VII sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference to Exhibits a.1-3, provides in relevant part as follows:

“A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the Investment Company Act of 1940 (the “1940 Act”), as amended, and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. …

… A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.”

In addition, Article III section 7 of such Agreement and Declaration of Trust provides for the indemnification of shareholders of the Registrant as follows: “If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets held with respect to the particular series.”

Article VIII Section 2 of the Registrant’s Bylaws incorporated herein by reference to Exhibits b.1-2, provides in relevant part, subject to certain exceptions and limitations, “every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Such indemnification would not apply in the case of any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

The Investment Advisory Agreement, Subadvisory Agreements, Custody Agreement, Foreign Custody Manager Agreement, Sub-Administration and Accounting Services Agreement and Sub-Transfer Agency and Shareholder Services Agreement, each as amended, respectively provide that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VAIA, the Registrant’s Trustees, and other registered investment management companies managed by VAIA or its affiliates, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser and Subadvisers

See “Management of the Funds” in the Prospectus and “Investment Advisory and Other Services” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and each Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Adviser	SEC File No.:
VAIA	801-67924
VIA	801-5995
AlphaSimplex	801-62448
Duff & Phelps	801-14813

Item 32. Principal Underwriter

(a)	VP Distributors, LLC serves as the principal underwriter for the following registrants: The Merger Fund®, The Merger Fund® VL, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Event Opportunities Trust, Virtus Global Credit Opportunities Fund, Virtus Investment Trust, Virtus Managed Account Completion Shares (MACS) Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Strategy Trust and Virtus Variable Insurance Trust.

(b)	Directors and executive officers of VP Distributors, One Financial Plaza, Hartford, CT 06103, are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
Ian Bachrach	Senior Managing Director, Marketing	None
Michael Bicks	Managing Director, Distribution Intelligence	None
Christopher Danos	Managing Director, National Accounts	None
Thomas R. Franco	Senior Managing Director, Retail Sales	None
Heidi C. Griswold	Vice President, Fund Services	Vice President
David G. Hanley	Treasurer	None
David J. Katz	Senior Managing Director, Institutional	None
Joseph E. Maccone	Senior Managing Director, Strategic Distribution	None
Barry M. Mandinach	Executive Vice President	None
Tiffany P. Marosits	Vice President, Senior Regulatory Counsel and Assistant Secretary	None

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
Diana M. Perlman	Assistant Vice President and Chief Compliance Officer	Anti-Money Laundering Officer
Andra C. Purkalitis	Executive Vice President, General Counsel and Secretary	None
(c)	Not applicable.

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder include:

Secretary of the Trust:	Principal Underwriter:
Jennifer Fromm, Esq. One Financial Plaza Hartford, CT 06103	VP Distributors, LLC One Financial Plaza Hartford, CT 06103
Administrator and Transfer Agent:	Custodian:
Virtus Fund Services, LLC One Financial Plaza Hartford, CT 06103	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispersing Agent:	Investment Adviser:
BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809	Virtus Alternative Investment Advisers, LLC One Financial Plaza Hartford, CT 06103
Investment Adviser:	Subadviser to Virtus AlphaSimplex Global Alternatives Fund and Virtus AlphaSimplex Managed Futures Strategy Fund:
Virtus Investment Advisers, LLC One Financial Plaza Hartford, CT 06103	AlphaSimplex Group, LLC 200 State Street Boston, MA 02109
Subadviser to Virtus Duff & Phelps Select MLP and Energy Fund:
Duff & Phelps Investment Management Co. 10 South Wacker Drive, 19th Floor Chicago, IL 60606

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

PART C – OTHER INFORMATION

Exhibit List

e.2.a	Amended Annex A to Form of Sales Agreement
h.7	Third Amended and Restated Expense Limitation Agreement
i.6	Consent of Dechert LLP
j.1	Consent of Independent Registered Accounting Firm
m.2.g	Amendment No. 7 to Class A Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act
p.3	Amended and Restated Code of Ethics of AlphaSimplex

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 25th day of February, 2026.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

By:	/s/ GEORGE R. AYLWARD
Name:	George R. Aylward
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 25th day of February, 2026.

Signatures	Title

/s/ George R. Aylward	President (Principal Executive Officer) and Trustee
George R. Aylward

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer
W. Patrick Bradley	(Principal Financial and Accounting Officer)

*	Trustee
Donald C. Burke

*	Trustee
Sarah E. Cogan

*	Trustee
Deborah A. DeCotis

*	Trustee
F. Ford Drummond

*	Trustee & Chair
Connie D. McDaniel

*	Trustee
R. Keith Walton

*	Trustee
Brian T. Zino

* By:	/s/ George R. Aylward
George R. Aylward
Attorney-in-fact, pursuant to powers of attorney.